ACQUISITION OF ASSETS OF

Virtus Seix High Yield Income Fund

a series of

Virtus Strategy Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

AND

Virtus Seix High Income Fund

a series of

Virtus Asset Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

BY AND IN EXCHANGE FOR SHARES OF

Virtus Seix High Yield Fund

a series of

Virtus Asset Trust

101 Munson Street

Greenfield, MA 01301-9683

(800) 243-1574

PROSPECTUS/INFORMATION STATEMENT

DATED JANUARY 29, 2024

This Prospectus/Information Statement is being furnished in connection with the reorganization of Virtus Seix High Yield Income Fund (“High Yield Income Fund”), a series of Virtus Strategy Trust, and Virtus Seix High Income Fund (“High Income Fund”), a series of Virtus Asset Trust (each, an “Acquired Fund,” and together, the “Acquired Funds”), into Virtus Seix High Yield Fund (“Acquiring Fund”), a series of Virtus Asset Trust (together with Virtus Strategy Trust, the “Trusts” and each, a “Trust”). This Prospectus/Information Statement is being mailed on or about February 2, 2024.

We are not asking you for a proxy and you are requested not to send us a proxy.

GENERAL

The Board of Trustees of the Trusts have approved the reorganization of each Acquired Fund into the Acquiring Fund. The Acquired Funds and Acquiring Fund are sometimes referred to in this Prospectus/Information Statement individually as a “Fund” and collectively as the “Funds.”

In the reorganization, all of the assets of each Acquired Fund will be acquired by the Acquiring Fund in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of each Acquired Fund (the “Reorganization”). Class A, Class I and Class R6 shares of the Acquiring Fund will be distributed to each shareholder, as shown in the table below, in liquidation of each Acquired Fund, and each Acquired Fund will be terminated as a series of the applicable Trust. You will then hold that number of full and fractional shares of the Acquiring Fund which have an aggregate net asset value equal to the aggregate net asset value of your shares of the applicable Acquired Fund.

Acquired Fund Class	Acquiring Fund Class
Virtus Seix High Yield Income Fund – Class A	Virtus Seix High Yield Fund – Class A

Virtus Seix High Yield Income Fund – Class C	Virtus Seix High Yield Fund – Class A

Virtus Seix High Yield Income Fund – Institutional Class	Virtus Seix High Yield Fund – Class I

Virtus Seix High Yield Income Fund – Class P	Virtus Seix High Yield Fund – Class I

Virtus Seix High Yield Income Fund – Administrative Class	Virtus Seix High Yield Fund – Class I

Virtus Seix High Income Fund – Class A	Virtus Seix High Yield Fund – Class A

Virtus Seix High Income Fund – Class I	Virtus Seix High Yield Fund – Class I

Virtus Seix High Income Fund – Class R6	Virtus Seix High Yield Fund – Class R6

The High Yield Income Fund is a diversified series of the Virtus Strategy Trust, a Massachusetts business trust, which is registered as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”). Each of the High Income Fund and Acquiring Fund is a separate diversified series of the Virtus Asset Trust, a Delaware statutory trust, which is registered as an open-end management investment company under the 1940 Act. The investment objective of each Acquired Fund is similar to that of the Acquiring Fund, as follows:

Fund	Investment Objective

High Yield Income Fund	Seeks a high level of current income and capital growth.

High Income Fund	Seeks high current income and, secondarily, total return (comprised of capital appreciation and income).

Acquiring Fund	Seeks high income and, secondarily, capital appreciation.

The investment strategies for each Acquired Fund and the Acquiring Fund are similar with respect to investing in high yield securities. The High Yield Income Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities, which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The High Income Fund invests at least 65%, and may invest up to 100%, of its assets in securities rated below investment grade by the ICE BofA US Cash Pay High Yield Index or in unrated securities that the subadviser believes are of comparable quality. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities.

The fundamental investment restrictions of each Acquired Fund are materially the same as those of the Acquiring Fund, as discussed further in this Prospectus/Information Statement.

Virtus Investment Advisers, Inc. (“VIA”) serves as the investment adviser for the High Yield Income Fund, Virtus Fund Advisers, LLC (“VFA”) serves as the investment adviser for the High Income Fund and Acquiring Fund, and Seix Investment Advisors (“Seix” or the “Subadviser”), an operating division of Virtus Fixed Income Advisers, LLC (“VFIA”), an affiliate of VFA, serves as the investment subadviser for the Funds. Following the Reorganization, VFA will continue to serve as the investment adviser and Seix will serve as the subadviser to the Acquiring Fund.

This Prospectus/Information Statement explains concisely the information about the Acquiring Fund that you should know. Please read it carefully and keep it for future reference. Additional information concerning each Fund and the Reorganization is contained in the documents described below, all of which have been filed with the Securities and Exchange Commission (“SEC”):

Information about the High Yield Income Fund:	How to Obtain this Information:

Prospectus of the Virtus Strategy Trust relating to the High Yield Income Fund, dated January 29, 2024, as supplemented;

Statement of Additional Information of the Virtus Strategy Trust relating to High Yield Income Fund, dated January 29, 2024, as supplemented; and

Annual Report of the Virtus Strategy Trust relating to the High Yield Income Fund for the year ended September 30, 2023.

Copies are available upon request and without charge if you: • Visit www.virtus.com on the Internet; or Call Virtus Fund Services toll-free at (800) 243-1574.

Information about the High Income Fund:	How to Obtain this Information:

Prospectus of the Virtus Asset Trust relating to the High Income Fund, dated April 28, 2023, as supplemented;

Statement of Additional Information of the Virtus Asset Trust relating to the High Income Fund, dated April 28, 2023, as supplemented;

Annual Report of the Virtus Asset Trust relating to the High Income Fund for the year ended December 31, 2022; and

Semi-Annual Report of the Virtus Asset Trust relating  to the High Income Fund for the period ended June 30,

2023.

Copies are available upon request and without charge if you: • Visit www.virtus.com on the Internet; or Call Virtus Fund Services toll-free at (800) 243-1574.
Information about the Acquiring Fund:	How to Obtain this Information:

Prospectus of the Virtus Asset Trust relating to the Acquiring Fund, dated April 28, 2023, as supplemented, which accompanies this Prospectus/Information Statement;

Statement of Additional Information of the Virtus Asset Trust relating to the Acquiring Fund, dated April 28, 2023, as supplemented;

Annual Report of the Virtus Asset Trust relating to the Acquiring Fund for the year ended December 31, 2022; and

Semi-Annual Report of the Virtus Asset Trust relating to the Acquiring Fund for the period ended June 30, 2023.

Copies are available upon request and without charge if you: • Visit www.virtus.com on the Internet; or Call Virtus Fund Services toll-free at (800) 243-1574.

Information about the Reorganization:
Statement of Additional Information dated January 29, 2024, which relates to this Prospectus/Information Statement and the Reorganization

You can also obtain copies of any of these documents without charge on the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies are available for a fee by electronic request at the following e-mail address: publicinfo@sec.gov, or from the SEC’s Public Reference Room in Washington, D.C.

Information relating to the High Yield Income Fund is contained in the Prospectus of the Virtus Strategy Trust relating to the High Yield Income Fund, dated January 29, 2024 (SEC File No. 811-22167; 333-148624) and is incorporated by reference in this document. Information relating to the High Income Fund is contained in the Prospectus of the Virtus Asset Trust relating to the High Income Fund, dated April 28, 2023 (SEC File No. 811-07705; 333-08045) and is incorporated by reference in this document. Information relating to the Acquiring Fund is contained in the Prospectus of the Virtus Asset Trust relating to the Acquiring Fund, dated April 28, 2023 (SEC File No. 811-07705; 333-08045) and is incorporated by reference in this document. (This means that such information is legally considered to be part of this Prospectus/Information Statement.) The Statement of Additional Information dated January 29, 2024 relating to this Prospectus/Information Statement and the Reorganization, which includes the financial statements of the (i) Virtus Strategy Trust relating to the High Yield Income Fund for the year ended September 30, 2023, and (ii) Virtus Asset Trust relating to the High Income Fund and the Acquiring Fund for the year ended December 31, 2022 and the six-month period ended June 30, 2023, is incorporated by reference in its entirety in this document.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT DETERMINED THAT THE INFORMATION IN THIS PROSPECTUS/INFORMATION STATEMENT IS ACCURATE OR ADEQUATE, NOR HAS IT APPROVED OR DISAPPROVED THESE SECURITIES. ANYONE WHO TELLS YOU OTHERWISE IS COMMITTING A CRIMINAL OFFENSE.

An investment in the Acquiring Fund:

•	is not a deposit of, or guaranteed by, any bank

•	is not insured by the FDIC, the Federal Reserve Board or any other government agency

•	is not endorsed by any bank or government agency

•	involves investment risk, including possible loss of the purchase payment of your original investment

i

SUMMARY

THIS SECTION SUMMARIZES THE PRIMARY FEATURES AND CONSEQUENCES

OF THE REORGANIZATION. IT MAY NOT CONTAIN ALL OF THE

INFORMATION THAT IS IMPORTANT TO YOU. TO UNDERSTAND THE

REORGANIZATION, YOU SHOULD READ THIS ENTIRE

PROSPECTUS/INFORMATION STATEMENT AND THE EXHIBIT.

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Prospectus/Information Statement, the Prospectuses and Statement of Additional Information relating to the Funds and the Agreement and Plan of Reorganization for each Reorganization (each a “Plan” and collectively, the “Plans”), which is attached to this Prospectus/Information Statement as Exhibit A and B.

Why is the Reorganization happening?

The Reorganization will allow shareholders of the Acquired Funds to own a fund that is substantially similar in style and with a greater amount of combined assets after the Reorganization. The Acquiring Fund has a similar investment objective, investment strategies, and risks to those of the Acquired Funds, and each class of the Acquiring Fund will have a gross expense ratio and net expense ratio that is lower than those of the corresponding class of each Acquired Fund on a pro forma basis after the Reorganization. The Reorganization is expected to create better efficiencies for the portfolio management team, which will also benefit shareholders of the Acquired Funds.

What are the key features of the Reorganization?

Each Plan sets forth the key features of the Reorganization. For a complete description of the Reorganization, see Exhibits A and B. The Plans generally provide for the following:

•	the transfer in-kind of all of the assets of the Acquired Fund to the Acquiring Fund in exchange for Class A, Class I and Class R6 shares of the Acquiring Fund, as applicable;

•	the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds;

•	the liquidation of the Acquired Funds by distribution of Class A, Class I and Class R6 shares of the Acquiring Fund to the Acquired Funds’ shareholders; and

•	the structuring of the Reorganization in a manner intended to qualify as a tax-free reorganization for U.S. federal income tax purposes.

The Reorganization is expected to be completed on or about March 15, 2024.

After the Reorganization, what shares will I own?

Class A, Class I and Class R6 shares of the Acquiring Fund will be distributed to each shareholder, in accordance with the table below. The new shares you receive will have the same total value as your shares of the Acquired Funds, as of the close of business on the day immediately prior to the Reorganization. For more information, see “Distribution of Shares—What are the classes of the Funds and how do they differ?” below.

Acquired Fund Class	Acquiring Fund Class

Virtus Seix High Yield Income Fund – Class A	Virtus Seix High Yield Fund – Class A

Virtus Seix High Yield Income Fund – Class C	Virtus Seix High Yield Fund – Class A

Virtus Seix High Yield Income Fund – Institutional Class	Virtus Seix High Yield Fund – Class I

Acquired Fund Class	Acquiring Fund Class

Virtus Seix High Yield Income Fund – Class P	Virtus Seix High Yield Fund – Class I

Virtus Seix High Yield Income Fund – Administrative Class	Virtus Seix High Yield Fund – Class I

Virtus Seix High Income Fund – Class A	Virtus Seix High Yield Fund – Class A

Virtus Seix High Income Fund – Class I	Virtus Seix High Yield Fund – Class I

Virtus Seix High Income Fund – Class R6	Virtus Seix High Yield Fund – Class R6

How will the Reorganization affect me?

It is anticipated that the Reorganization will result in better operating efficiencies. Upon the reorganization of the Acquired Funds into the Acquiring Fund, operating efficiencies may be achieved by the Acquiring Fund because it will have a greater level of assets. As of June 30, 2023, the Acquiring Fund’s net assets were approximately $189,696,000 and the High Income Fund’s net assets were approximately $123,012,000. As of September 30, 2023, the High Yield Income Fund’s net assets were approximately $13,353,000. It is believed that a larger, combined fund will have a greater likelihood of gaining additional assets, which may lead to greater economies of scale. The pro forma gross and net expense ratios of each share class of the Acquiring Fund are expected to be lower than the corresponding class of each Acquired Fund, which would benefit shareholders of the Acquired Funds. For more information, see “How do the Funds’ fees and expenses compare” below.

After the Reorganization, the value of your shares will depend on the performance of the Acquiring Fund rather than that of the Acquired Funds. The Board of Trustees of the Trusts believes that the Reorganization will benefit the Acquiring Fund and the Acquired Funds. The costs of the Reorganization, including the cost of mailing this Prospectus/Information Statement, are estimated to be $171,390 and will be paid by the Acquiring Fund and the Acquired Funds, allocated pro rata based on assets under management.

Like the Acquired Funds, the Acquiring Fund pays dividends from net investment income on a monthly basis and distributes net realized capital gains, if any, at least annually. These dividends and distributions will continue to be automatically reinvested in additional Class A, Class I and Class R6 shares of the Acquiring Fund or distributed in cash, in accordance with your election.

Will I be able to purchase, exchange and redeem shares and receive distributions in the same way?

The Reorganization will not affect your right to purchase and redeem shares, to exchange shares or to receive distributions. After the Reorganization, you will be able to purchase additional Class A, Class I and Class R6 shares, as applicable, of the Acquiring Fund in the same manner as you did for your shares of the applicable Acquired Fund before the Reorganization. For more information, see “Purchase and Redemption Procedures,” “Exchange Privileges” and “Dividend Policy” below.

How do the Funds’ investment objectives and principal investment strategies compare?

As set forth in the table below, the Acquired Funds and Acquiring Fund have similar investment objectives. The Funds’ investment objectives are non-fundamental, which means that each may be changed by vote of the respective Fund’s Trustees and without shareholder approval, upon 60 days’ notice to shareholders. The investment strategies of the Funds are also substantially identical; however, there are some differences. The High Yield Income Fund normally invests at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities, which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The High Income Fund invests at least 65%, and may invest up to 100%, of its assets in securities rated below investment grade by the ICE BofA US Cash Pay High Yield Index or in unrated securities that the subadviser believes are of comparable quality. Under normal circumstances, the Acquiring Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities. The Acquiring Fund generally has lower exposure to CCC (lower quality high yield securities) than each Acquired Fund. The Funds generally have similar duration profiles and each Fund may use derivatives to implement its investment strategies.

The principal risks of the Funds are similar but include some differences. Principal risks applicable only to the High Income Fund and the Acquiring Fund are “Foreign Investing Risk,” “Bank Loan Risk,” “Emerging Market Risk,” “Illiquid and Restricted Securities Risk,” “Income Risk,” “Prepayment/Call Risk” and “Unrated Fixed Income Securities Risk.” “Portfolio Turnover Risk” is only a principal risk of the Acquired Funds. Principal risks applicable only to the High Yield Income Fund are “Issuer Risk,” “Counterparty Risk,” “Liquidity Risk,” “Allocation Risk,” “Equity Securities Risk,” “Focused Investment Risk,” “Leverage Risk,” and “Small and Medium Market Capitalization Companies Risk.” For a discussion of the Funds’ principal risks, see the section entitled “Risks” below.

The following tables summarize a comparison of the Acquired Funds and the Acquiring Fund with respect to their investment objectives and principal investment strategies, as set forth in the Prospectuses and Statement of Additional Information relating to the Funds.

	High Yield Income Fund	High Income Fund	Acquiring Fund

Investment Objective	Seeks a high level of current income and capital growth.	Seeks high current income and, secondarily, total return (comprised of capital appreciation and income).	Seeks high income and, secondarily, capital appreciation.

Principal Investment Strategies

The fund seeks to achieve its objective by normally investing at least 80% of its net assets (plus borrowings made for investment purposes) in high yield securities (“junk bonds”), which are fixed income securities rated below investment grade or unrated and determined to be of similar quality. The fund’s fixed income securities may be fixed-, variable- or floating-rate. The fund invests across the entire range of maturities of high yield securities.

The portfolio managers follow a disciplined, fundamental bottom-up research process, which facilitates the early identification of high yield issuers demonstrating an ability to improve their fundamental characteristics. The portfolio managers select

The fund invests primarily in a diversified portfolio of higher yielding, lower-rated income-producing debt instruments, including corporate obligations, floating rate loans and other debt obligations. The fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market corporate debt. The fund’s investment in non-U.S. issuers may at times be significant. There are no limits on the fund’s average-weighted maturity or on the remaining maturities of individual instruments in which the fund may invest. The fund will invest at least 65%, and may invest up to 100%, of its assets in securities rated below investment grade by the ICE BofA US Cash Pay High Yield Index or in unrated securities that the subadviser believes are of comparable

Under normal circumstances, the fund invests in various types of lower-rated, higher yielding debt instruments, including corporate obligations, floating rate loans and other debt obligations. The fund may invest in debt obligations of U.S. and non-U.S. issuers, including emerging market debt. The fund’s investment in non-U.S. issuers may at times be significant.

Under normal circumstances, the fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in high yield securities. These securities will be chosen from the broad universe of available U.S. dollar denominated, high yield securities rated below investment grade by the ICE BofA US Cash Pay High Yield Index or unrated securities that the subadviser

High Yield Income Fund	High Income Fund	Acquiring Fund
issuers that exceed minimum credit statistics and that they believe exhibit high visibility of future expected operating performance. The portfolio managers look for the following in high yield investment candidates: ability to exceed market expectations of operating earnings; the potential for bond rating upgrades; debt reduction capabilities; the ability to secure other sources of capital; and the potential to be recognized as an acquisition candidate. The fundamental research process generally includes: breakdown of a company and its growth by division and region, including revenue model analysis; profit margin analysis; experience and quality of its management; industry dynamics and competitive analysis; distribution channel and supply chain analysis; and macroeconomic climate. The fund may invest in the securities of issuers of any market capitalization, including smaller capitalization companies. The fund may utilize foreign currency exchange contracts, options, stock index futures contracts, warrants and other derivative instruments. Although the fund did not invest significantly in derivative instruments as of the most recent fiscal year end, it may do so at any time.

quality. Such securities are commonly known as “junk bonds” and present greater risks than investment grade debt securities. The fund may also invest a portion of its assets in instruments that are restricted as to resale. As a result of its investment strategy, the fund’s portfolio turnover rate may be 100% or more.

In addition, to implement its investment strategy, the fund may buy or sell derivative instruments (such as foreign currency forward contracts, swaps, including credit default swaps, futures, credit linked notes, options, inverse floaters and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other risks, such as interest rate or credit risks. The fund may count the value of certain derivatives with below investment grade fixed income characteristics towards its policy to invest, under normal circumstances, at least 65% of its net assets in non-investment grade fixed income securities.

believes are of comparable quality. Such securities are commonly known as “junk bonds” and present greater risks than investment grade bonds. Although the fund seeks to achieve its investment objective primarily through investment in high yield securities, the fund may invest up to 20% of its net assets in investment grade instruments.

The fund will be managed with a duration that is close to the fund’s comparative benchmark, the ICE BofA US High Yield BB-B Constrained Index, which is generally between 3 and 6 years. Duration measures a bond or fund’s sensitivity to interest rate or other changes (such as changes in a bond’s yield) and is expressed as a number of years or days. The higher the number, the greater the risk. Under normal circumstances, for example, if a portfolio has a duration of 5 years, its value will change by 5% if yields change by 1%. Shorter duration bonds generally result in lower expected volatility. The fund may also invest a portion of its assets in instruments that are restricted as to resale.

In addition, to implement its investment strategy, the fund may buy or sell derivative instruments (such as swaps, including credit default swaps, futures and warrants) to use as a substitute for a purchase or sale of a position in the underlying assets and/or as part of a strategy designed to reduce exposure to other

High Yield Income Fund	High Income Fund	Acquiring Fund
risks, such as interest rate or credit risks. The fund may count the value of certain derivatives with below investment grade fixed income characteristics towards its policy to invest, under normal circumstances, at least 80% of its net assets in high yield securities.

The Funds have other investment policies, practices and restrictions which, together with their related risks, are also set forth in the Prospectuses and Statements of Additional Information of the Funds.

The High Yield Income Fund and VIA have received shareholder approval to rely on an exemptive order and additional exemptive relief from SEC that permits VIA, subject to certain conditions, and without the approval of shareholders, to: (a) select unaffiliated subadvisers, partially-owned affiliated subadvisers, and wholly-owned affiliated subadvisers, to manage all or a portion of the assets of the fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) to continue the employment of existing subadvisers after events that under the 1940 Act and the relevant subadvisory agreements would otherwise cause an automatic termination of the subadvisory agreements. In such circumstances, shareholders would receive notice of such action. In addition, the exemptive relief permits the fund to disclose its advisory fees as follows: (a) advisory fees paid by the fund to VIA and the subadvisory fees paid by VIA to wholly-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each individually; and (b) subadvisory fees paid by VIA to multiple unaffiliated and partially-owned affiliated subadvisers for the fund may be disclosed on an aggregate basis, rather than disclosing the amounts paid to each such subadviser individually.

The High Income Fund, the Acquiring Fund and VFA have received shareholder approval to rely on an exemptive order from the SEC that permits VFA, subject to certain conditions and without the approval of shareholders to: (a) select both unaffiliated subadvisers and certain wholly-owned affiliated subadvisers to manage all or a portion of the assets of a fund, and enter into subadvisory agreements with such subadvisers; (b) materially amend subadvisory agreements with such subadvisers; and (c) continue the employment of an existing subadviser on the same subadvisory agreement terms where an agreement has been assigned because of a change in control of the subadviser. In such circumstances, shareholders would receive notice of such action, including, if applicable, instructions regarding how to obtain the information concerning the new subadviser that normally is provided in a proxy statement.

Fundamental Investment Limitations

Each Fund is subject to the investment limitations enumerated in this section, which may be changed with respect to a particular Fund only by a vote of the holders of a majority of such Fund’s outstanding shares. A “majority of the outstanding shares” of a Fund means the lesser of (a) 67% of the shares of the particular Fund represented at a meeting at which the holders of more than 50% of the outstanding shares of such Fund are present in person or by proxy, or (b) more than 50% of the outstanding shares of such Fund.

The following table compares the fundamental investment restrictions of the Funds before and after the Reorganization. While there are differences in the descriptions of certain fundamental investment limitations, these differences are not material and are interpreted in the same manner. In addition, while each of the Funds are “diversified” within the meaning of the 1940 Act and may only purchase securities consistent with the maintenance of such Fund’s diversification status, the High Income Fund and Acquiring Fund each has an explicit fundamental policy that it may not purchase securities of any issuer unless such purchase is consistent with the maintenance of the Fund’s status as a diversified company under the 1940 Act.

High Yield Income Fund	High Income Fund and Acquiring Fund	Acquiring Fund After Reorganization
N/A, but the Fund is classified as a “diversified” series.	Each Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.	The Fund may not, with respect to 75% of its total assets, purchase securities of an issuer (other than the U.S. Government, its agencies, instrumentalities or authorities or repurchase agreements collateralized by U.S. Government securities and other investment companies), if: (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

The Fund may not invest in a security if, as a result of such investment, more than 25% of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular “industry,” as the term is used in the 1940 Act, as interpreted, modified or otherwise permitted from time to time by regulatory authority having jurisdiction. This restriction does not apply to securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities (or repurchase agreements with respect thereto).	Each Fund may not purchase such securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).	The Fund may not purchase such securities if, after giving effect to the purchase, more than 25% of its total assets would be invested in the securities of one or more issuers conducting their principal business activities in the same industry (excluding the U.S. Government or its agencies or instrumentalities).

The Fund may borrow money to the maximum extent permitted by law, as interpreted or modified, or otherwise permitted by regulatory authority having jurisdiction from time to time.	Each Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total	The Fund may not borrow money, except (i) in amounts not to exceed one-third of the value of the Fund’s total assets (including the amount borrowed) from banks, and (ii) up to an additional 5% of its total

High Yield Income Fund	High Income Fund and Acquiring Fund	Acquiring Fund After Reorganization
	assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.	assets from banks or other lenders for temporary purposes. For purposes of this restriction, (a) investment techniques such as margin purchases, short sales, forward commitments, and roll transactions, (b) investments in instruments such as futures contracts, swaps, and options and (c) short-term credits extended in connection with trade clearance and settlement, shall not constitute borrowing.

The Fund may not issue senior securities, except as permitted borrowings or as otherwise permitted under the 1940 Act.	Each Fund may not issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.	The Fund may not issue “senior securities” in contravention of the 1940 Act. Activities permitted by SEC exemptive orders or staff interpretations of the SEC shall not be deemed to be prohibited by this restriction.

The Fund may not act as an underwriter of securities of other issuers, except to the extent that in connection with the disposition of portfolio securities, it may be deemed to be an underwriter under the federal securities laws.	Each Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.	The Fund may not underwrite the securities issued by other persons, except to the extent that, in connection with the disposition of portfolio securities, the Fund may be deemed to be an underwriter under applicable law.

The Fund may not make loans, except that this restriction shall not prohibit the purchase of debt obligations or entering into repurchase agreements or the lending of the Fund’s portfolio securities.	Each Fund may not lend securities or make any other loans if, as a result, more than 33 1⁄3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.	The Fund may not lend securities or make any other loans if, as a result, more than 33 1⁄3% of its total assets would be lent to other parties, except that the Fund may purchase debt securities, may enter into repurchase agreements and may acquire loans, loan participations and assignments (both funded and unfunded) and other forms of debt instruments.

The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein.	Each Fund may not purchase or sell real estate, except that the Fund may (i) acquire or lease office space for its own use, (ii) invest in securities of issuers that invest in real estate or interests therein, (iii) invest in mortgage-related securities and other securities that are secured by real estate or interests therein, and (iv) hold and	The Fund may not purchase or sell real estate, although it may purchase securities secured by real estate or interests therein, or securities issued by companies in the real estate industry or that invest in real estate or interests therein.

High Yield Income Fund	High Income Fund and Acquiring Fund	Acquiring Fund After Reorganization
sell real estate acquired by the Fund as a result of the ownership of securities.

The Fund may not purchase or sell commodities. This restriction shall not prohibit a Fund, subject to the restrictions described in the Prospectus and elsewhere in this Statement of Additional Information, from purchasing, selling or entering into futures contracts, options, foreign exchange contracts, swap agreements and other financial transactions not requiring delivery of physical commodities.	Each Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).	Each Fund may not purchase or sell commodities or commodity contracts, except the Fund may purchase and sell derivatives (including, but not limited to, options, futures contracts and options on futures contracts) whose value is tied to the value of a financial index or a financial instrument or other asset (including, but not limited to, securities indexes, interest rates, securities, currencies and physical commodities).

How do the Funds’ fees and expenses compare?

The High Yield Income Fund offers five classes of shares (Class A, Class C, Institutional Class, Class P and Administrative Class). The High Income Fund offers three classes of shares (Class A, Class I and Class R6). The Acquiring Fund also offers three classes of shares (Class A, Class I and Class R6). You will not pay any initial or deferred sales charge in connection with the Reorganization.

The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The columns entitled “Acquiring Fund (Pro Forma)” show you what fees and expenses are estimated to be assuming the Reorganization takes place.

The amounts for the shares of the Acquiring Fund and the Acquired Funds, set forth in the following tables and in the examples, are based on the expenses for the annualized 6-month period ended September 30, 2023 for the High Yield Income Fund and June 30, 2023 for the High Income Fund and Acquiring Fund. The amounts for Class A, Class I and Class R6 shares of Acquiring Fund (Pro Forma) set forth in the following tables and in the examples are based on what the estimated expenses of the Acquiring Fund would have been for the annualized 6-month period ended June 30, 2023, assuming the Reorganization had taken place on January 1, 2023.

Shareholder Fees (fees paid directly from your investment)

	High Yield Income Fund Class A	High Yield Income Fund Class C		High Income Fund Class A	Acquiring Fund Class A	Acquiring Fund (Pro Forma) Class A
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.75%	None		3.75%	3.75%	3.75%
Maximum Deferred Sales Charge (Load)	None	1.00	%(a)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	High Yield Income Fund Class A		High Yield Income Fund Class C		High Income Fund Class A		Acquiring Fund Class A		Acquiring Fund (Pro Forma) Class A
Management Fees	0.48%		0.48%		0.55%		0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.25%		0.90%		0.25%		0.25%		0.25%
Other Expenses	0.62%		0.60%		0.37%		0.39%		0.40%
Total Annual Fund Operating Expenses	1.35%		1.98%		1.17%		1.09%		1.10%
Less: Fee Waiver and/or Expense Reimbursement	(0.23	)%(b)	(0.17	)%(b)	(0.24	)%(c)	(0.27	)%(d)	(0.28	)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	1.12	%(b)	1.81	%(b)	0.93	%(c)	0.82	%(d)	0.82	%(d)

Shareholder Fees (fees paid directly from your investment)

	High Yield Income Fund Institutional Class	High Yield Income Fund Class P	High Yield Income Fund Administrative Class	High Income Fund Class I	Acquiring Fund Class I	Acquiring Fund (Pro Forma) Class I
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	High Yield Income Fund Institutional Class		High Yield Income Fund Class P		High Yield Income Fund Administrative Class		High Income Fund Class I		Acquiring Fund Class I		Acquiring Fund (Pro Forma) Class I
Management Fees	0.48%		0.48%		0.48%		0.55%		0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.00%		0.00%		0.25%		0.00%		0.00%		0.00%
Other Expenses	0.60%		0.57%		0.55%		0.38%		0.32%		0.37%
Total Annual Fund Operating Expenses	1.08%		1.05%		1.28%		0.93%		0.77%		0.82%
Less: Fee Waiver and/or Expense Reimbursement	(0.25	)%(b)	(0.25	)%(b)	(0.28	)%(b)	(0.25	)%(c)	(0.13	)%(d)	(0.18	)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.83	%(b)	0.80	%(b)	1.00	%(b)	0.68	%(c)	0.64	%(d)	0.64	%(d)

Shareholder Fees (fees paid directly from your investment)

	High Income Fund Class R6	Acquiring Fund Class R6	Acquiring Fund (Pro Forma) Class R6
Maximum Sales Charge (Load) Imposed on Purchases	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	None	None

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	High Income Fund Class R6		Acquiring Fund Class R6		Acquiring Fund (Pro Forma) Class R6
Management Fees	0.55%		0.45%		0.45%
Distribution and Shareholder Servicing (12b-1) Fees	0.00%		0.00%		0.00%
Other Expenses	0.24%		0.22%		0.26%
Total Annual Fund Operating Expenses	0.79%		0.67%		0.71%
Less: Fee Waiver and/or Expense Reimbursement	(0.20	)%(c)	(0.14	)%(d)	(0.18	)%(d)
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement	0.59	%(c)	0.53	%(d)	0.53	%(d)

(a)	The deferred sales charge is imposed on Class C shares of the High Yield Income Fund redeemed during the first year only.
(b)

The High Yield Income Fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 1.12% for Class A Shares, 1.81% for Class C Shares, 0.83% for Institutional Class Shares, 0.80% for Class P Shares and 1.00% for Administrative Class Shares through February 1, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(c)

The High Income Fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.93% for Class A Shares, 0.68% for Class I Shares and 0.59% for Class R6 Shares through April 30, 2024. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

(d)

The Acquiring Fund’s investment adviser has contractually agreed to limit the fund’s total operating expenses (excluding certain expenses, such as front-end or contingent deferred sales charges, taxes, leverage and borrowing expenses (such as commitment, amendment and renewal expenses on credit or redemption facilities), interest, brokerage commissions, expenses incurred in connection with any merger or reorganization, unusual or infrequently occurring expenses (such as litigation), acquired fund fees and expenses, and dividend expenses, if any) so that such expenses do not exceed 0.82% for Class A Shares, 0.64% for Class I Shares and 0.53% for Class R6 Shares through April 30, 2025. Prior to April 30, 2025, only the Acquiring Fund’s Board may modify or terminate the expense limitation agreement. Following the contractual period, the adviser may discontinue these expense reimbursement arrangements at any time. Under certain conditions, the adviser may recapture operating expenses reimbursed and/or fees waived under these arrangements for a period of three years following the date such waiver or reimbursement occurred, provided that the recapture does not cause the fund to exceed its expense limit in effect at the time of the waiver or reimbursement, and any in effect at the time of recapture, after repayment is taken into account.

The tables below show examples of the total expenses you would pay on a $10,000 investment over one-, three-, five- and ten-year periods. The examples are intended to help you compare the cost of investing in the Funds and the Acquiring Fund (Pro Forma), assuming the Reorganization takes place, with the cost of investing in other funds. They show your costs if you sold your shares at the end of the period or continued to hold them. The examples also assume that your investment has a 5% return each year, that each Fund’s operating expenses remain the same and that the expense reimbursement arrangement remains in place for the contractual period. The examples are for illustration only, and your actual costs may be higher or lower.

Examples of Fund Expenses

Fund	One Year	Three Years	Five Years	Ten Years
High Yield Income Fund
Class A Shares	$485	$764	$1,065	$1,917
Class C Shares – With Redemption	$284	$605	$1,053	$2,295
Class C Shares – Without Redemption	$184	$605	$1,053	$2,295

High Income Fund
Class A Shares	$466	$709	$970	$1,717

Acquiring Fund
Class A Shares	$456	$683	$929	$1,632

Acquiring Fund (Pro Forma)
Class A Shares	$456	$685	$933	$1,642

Fund	One Year	Three Years	Five Years	Ten Years
High Yield Income Fund
Institutional Class Shares	$85	$318	$571	$1,293
Class P Shares	$82	$310	$556	$1,263
Administrative Class Shares	$102	$379	$676	$1,523

High Income Fund
Class I Shares	$69	$272	$491	$1,121

Acquiring Fund
Class I Shares	$65	$232	$414	$939

Acquiring Fund (Pro Forma)
Class I Shares	$65	$245	$439	$1,001

	One Year	Three Years	Five Years	Ten Years
High Income Fund
Class R6 Shares	$60	$232	$418	$957

Acquiring Fund
Class R6 Shares	$54	$201	$361	$825

Acquiring Fund (Pro Forma)
Class R6 Shares	$54	$209	$377	$865

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the examples, affect the Funds’ performance. During the most recent fiscal year, the High Yield Income Fund’s portfolio turnover rate was 83% of the average value of its portfolio, the High Income Fund’s portfolio turnover rate was 70% of the average value of its portfolio, and the Acquiring Fund’s portfolio turnover rate was 66% of the average value of its portfolio.

How do the Funds’ performance records compare?

The following charts show how the shares of the Acquired Fund and the Acquiring Fund have performed in the past. For the High Yield Income Fund, the Class A, Class C, Class P and Administrative Class shares commenced operations on April 12, 2010 and the Institutional Class shares commenced operations on July 31, 1996. For the High Income Fund, the Class A shares commenced operations on October 27, 2023, the Class I shares commenced operations on October 3, 2001, and the Class R6 shares commenced operations on August 1, 2014. For the Acquiring Fund, the Class A shares commenced operations on December 21, 2001, the Class I shares commenced operations on December 29, 2000, and the Class R6 shares commenced operations on August 1, 2016. Past performance, before and after taxes, is not an indication of future results.

Year-by-Year Total Return (%)

The charts below show the percentage gain or loss year to year over a 10-year period (or since inception) for the Class I shares of the Acquired Fund and of the Acquiring Fund.

These charts should give you a general idea of the risks of investing in each Fund by showing how the Fund’s return has varied from year to year. These charts include the effects of fund expenses. Each Fund’s average annual returns in the charts below do not reflect the deduction of any sales charges. The returns would have been less than those shown if sales charges were deducted. Each Fund can also experience short-term performance swings as indicated in the high and low quarter information at the bottom of each chart.

High Yield Income Fund – Institutional Class

Year-to-date performance (through December 31, 2023) is 16.69%.

High Income Fund – Class I

Year-to-date performance (through December 31, 2023) is 13.35%.

Acquiring Fund – Class I

Year-to-date performance (through December 31, 2023) is 12.87%.

The next set of tables lists the average annual total return by share class of the Acquired Fund and the Acquiring Fund for the past one, five and ten years (through December 31, 2023). The after-tax returns shown are for Class I shares of the Acquired Funds and the Acquiring Fund; after-tax returns for other classes of the Funds will vary. These tables include the effects of sales charges (where applicable) and fund expenses and are intended to provide you with some indication of the risks of investing in each Fund by comparing its performance with three broad-based securities market indexes and a composite benchmark that reflects the target allocation of the fund, a description of each of which can be found following the table. An index does not reflect fees, expenses or any taxes. It is not possible to invest directly in an index.

Average Annual Total Return (for the period ended 12/31/2023)(1)

High Yield Income Fund	1 Year	5 Years	10 Years
Institutional Class Shares
Return Before Taxes	16.69%	5.38%	3.64%
Return After Taxes on Distributions	13.84%	2.92%	1.03%
Return After Taxes on Distributions and Sale of Fund Shares	9.75%	3.02%	1.54%
Class A Shares
Return Before Taxes	12.21%	4.29%	2.93%
Class C Shares
Return Before Taxes	15.74%	4.37%	2.61%
Class P Shares
Return Before Taxes	16.98%	5.43%	3.67%
Administrative Class Shares
Return Before Taxes	16.63%	5.85%	3.58%
Bloomberg U.S. Aggregate Bond Index (reflects no deduction for fees, expenses or taxes)	5.53%	1.10%	1.81%
ICE BofA US High Yield Master II Index (reflects no deduction for fees, expenses or taxes)	13.46%	5.21%	4.51%

High Income Fund	1 Year	5 Years	10 Years	Since Inception Class R6 (8/1/2014)
Class I Shares
Return Before Taxes	13.35%	4.95%	4.04%	—
Return After Taxes on Distributions	10.34%	2.60%	1.45%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.79%	2.78%	1.90%	—
Class A Shares
Return Before Taxes	8.62%	3.86%	3.38%	—
Class R6 Shares
Return Before Taxes	13.25%	5.02%	—	3.95%
Bloomberg U.S. Corporate High Yield Bond Index (reflects no deduction for fees, expenses or taxes)	13.44%	5.37%	4.60%	4.51%

Acquiring Fund	1 Year	5 Years	10 Years	Since Inception Class R6 (8/1/2016)
Class I Shares
Return Before Taxes	12.87%	5.43%	4.21%	—
Return After Taxes on Distributions	10.03%	3.28%	1.65%	—
Return After Taxes on Distributions and Sale of Fund Shares	7.51%	3.24%	2.07%	—
Class A Shares
Return Before Taxes	8.46%	4.44%	3.61%	—
Class R6 Shares
Return Before Taxes	12.99%	5.54%	—	4.99%
ICE BofA US High Yield BB-B Constrained Index (reflects no deduction for fees, expenses or taxes)	12.58%	5.19%	4.53%	4.66%

(1)	Returns reflect deduction of maximum sales charges and full redemption at end of periods shown.

The Bloomberg U.S. Aggregate Bond Index measures the U.S. investment grade fixed rate bond market. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment. The ICE BofA US High Yield Index tracks the performance of below investment grade U.S. dollar denominated corporate bonds publicly issued in the U.S. domestic market and includes issues with a credit rating of BBB or below. The index is calculated on a total return basis. The index is unmanaged and is not available for direct investment. The Bloomberg U.S. Corporate High Yield Bond Index measures fixed rate, non-investment grade debt securities of U.S. corporations. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment. The ICE BofA US High Yield BB-B Constrained Index measures performance of BB/B U.S. dollar-denominated corporate bonds publicly issued in the U.S. domestic market, and is restricted to a maximum of 2% per issuer. The index is calculated on a total return basis. The index is unmanaged and not available for direct investment.

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown only for Class I Shares; after-tax returns for other classes will vary. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold fund shares in tax-deferred accounts or to shares held by non-taxable entities. In certain cases, the Return After Taxes on Distributions and Sale of Fund Shares for a period may be higher than other return figures for the same period. This will occur when a capital loss is realized upon the sale of fund shares and provides an assumed tax benefit that increases the return. For a detailed discussion of the manner of calculating total return, please see the Funds’ Statement of Additional Information. Generally, the calculations of total return assume the reinvestment of all dividends and capital gain distributions on the reinvestment date and the deduction of all recurring expenses that were charged to shareholders’ accounts.

Who will be the Adviser and Subadvisers of my Fund after the Reorganization? What will the advisory and subadvisory fees be after the Reorganization?

Management of the Funds

The overall management of the Acquiring Fund and the Acquired Funds is the responsibility of, and is supervised by, the Board of Trustees of the Trusts.

Advisers

VIA is the investment adviser for the High Yield Income Fund. VIA is responsible for managing the Fund’s investment program and for the general operations of the Fund, including oversight of the Fund’s Subadvisers and recommending their hiring, termination and replacement.

Facts about VIA:

•	VIA is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc. (“Virtus”).

•	VIA has approximately $45.3 billion in assets under management as of September 30, 2023.

•	VIA is located at One Financial Plaza, Hartford, CT 06103.

VFA is the investment adviser for the High Income Fund and Acquiring Fund. VFA is responsible for managing each Fund’s investment program and for the general operations of the Funds, including oversight of the Funds’ Subadvisers and recommending their hiring, termination and replacement. Following the Reorganization, VFA will continue to serve as the investment adviser for the Acquiring Fund.

Facts about VFA:

•	VFA is an indirect, wholly-owned subsidiary of Virtus.

•	VFA has approximately $8.1 billion in assets under management as of September 30, 2023.

•	VFA is located at One Financial Plaza, Hartford, CT 06103 and 3333 Piedmont Road, NE, Suite 1500 Atlanta, Georgia 30305.

Subadviser

The Funds’ subadviser is Seix, an operating division of VFIA, an affiliate of VFA. Pursuant to separate Subadvisory Agreements with VIA and VFA, the Subadviser is responsible for the day-to-day management of the portion of the Funds’ portfolios allocated to it.

Facts about the Subadviser:

The Seix division of VFIA is a fundamental, credit driven fixed income boutique specializing in investment grade and high yield bond and leveraged loan management. Seix has employed its bottom-up, research-oriented approach to fixed income management for over 20 years. The entity that is now VFIA, and the former portfolio management team of which now operates as the Seix division of VFIA, was established in 2008. Its predecessor, Seix Investment Advisors, Inc., was founded in 1992 and was independently owned until 2004 when the firm joined the entity now known as Virtus Fund Advisers, LLC, as the institutional fixed income management division. As of September 30, 2023, the Seix division of VFIA had approximately $10.4 billion in assets under management.

Portfolio Management

Mr. FitzPatrick and Mr. Kirkpatrick serve as portfolio managers for the Acquired Funds and the Acquiring Fund.

James FitzPatrick. Mr. FitzPatrick joined Seix Investment Advisors, Inc., the predecessor to Seix, in 1997 and serves as Portfolio Manager, Managing Director and Head of Leveraged Finance Trading. He has worked in investment management since 1996.

Michael Kirkpatrick. Mr. Kirkpatrick joined Seix Investment Advisors, Inc., the predecessor to Seix, in 2002 and serves as Senior Portfolio Manager, Managing Director and Senior High Yield Research Analyst primarily covering the Gaming and Finance sectors. He is a member of the Seix Investment Policy Group, which determines firm-wide asset allocation policy. He has worked in investment management since 1991.

Please refer to the Statement of Additional Information for additional information about the Acquiring Fund’s portfolio managers, including the structure of and method of computing compensation, other accounts they manage and their ownership of shares of the Acquiring Fund.

Advisory Fees

For its management and supervision of the daily business affairs of the Acquiring Fund, VFA is entitled to receive a monthly fee that is accrued daily against the value of the Acquiring Fund’s net assets at the annual rate of 0.45%. This fee is also subject to breakpoint discounts at the following asset levels:

First $500 million = none — no discount from full fee

Next $500 million = 5% discount from full fee

Next $4 billion = 10% discount from full fee

Over $5 billion = 15% discount from full fee

Subadvisory Fees

VFA pays the Subadviser a subadvisory fee which is calculated on the Acquiring Fund’s average daily net assets at the rate of 50% of the net investment advisory fee.

What will be the primary federal tax consequences of the Reorganization?

Prior to or at the completion of the Reorganization, the Funds will have received an opinion from the law firm of Dechert LLP that, for U.S. federal income tax purposes, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result, for U.S. federal income tax purposes, no gain or loss will be recognized by the Acquired Funds or their shareholders as a result of receiving shares of the Acquiring Fund in connection with the Reorganization. The holding period and aggregate tax basis of the shares of the Acquiring Fund that are received by the shareholders of an Acquired Fund will be the same as the holding period and aggregate tax basis of the shares of such Acquired Fund previously held by such shareholders, provided that such shares of such Acquired Fund are held as capital assets. In addition, no gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Funds in exchange for shares of the Acquiring Fund and the assumption by the Acquiring Fund of the Acquired Funds’ liabilities, and the holding period and tax basis of the assets of the applicable Acquired Fund in the hands of the Acquiring Fund as a result of the Reorganization will be the same as in the hands of the applicable Acquired Fund immediately prior to the Reorganization. The Acquiring Fund will be the accounting survivor after the Reorganization occurs.

Prior to the closing of the Reorganization, each Acquired Fund will declare a distribution of all of its net investment income and net capital gains, if any. All or a portion of such distribution may be taxable to the shareholders of the applicable Acquired Fund for U.S. federal income tax purposes.

Even if the Reorganization is a tax-free reorganization for federal income tax purposes, repositioning of a Fund’s portfolio in connection with the Reorganization may result in net realized capital gains, which may result in taxable distributions to shareholders of the Funds either before and/or after the date of the Reorganization.

RISKS

Are the risk factors for the Funds similar?

Yes. The risk factors are similar due to the similar investment objectives and investment policies of the Funds. The risks of the Acquiring Fund are described in greater detail in that Fund’s Prospectus and Statement of Additional Information.

What are the primary risks of investing in each Fund?

An investment in each Fund is subject to certain risks. There is no assurance that investment performance of either Fund will be positive or that the Funds will meet their investment objectives. The following disclosure highlights the primary risks associated with investment in each of the Funds.

Each of the Funds is subject to Credit Risk, Interest Rate Risk, High-Yield Fixed Income Securities (Junk Bonds) Risk, Market Volatility Risk, Derivatives Risk, and Redemption Risk.

•

Credit Risk. If the issuer of a debt instrument fails to pay interest or principal in a timely manner, or negative perceptions exist in the market of the issuer’s ability to make such payments, the price of the security may decline.

•	Interest Rate Risk. The values of debt instruments may rise or fall in response to changes in interest rates, and this risk may be enhanced for securities with longer maturities.

•

High-Yield Fixed Income Securities (Junk Bonds) Risk. High-yield or junk bonds are subject to greater levels of credit and liquidity risk, may be speculative and may decline in value due to increases in interest rates or an issuer’s deterioration or default.

•

Market Volatility Risk. The value of the securities in the fund may go up or down in response to the prospects of individual companies and/or general economic conditions. Price changes may be short-or long-term. Local, regional or global events such as war or military conflict (e.g. Russia’s invasion of Ukraine), acts of terrorism, the spread of infectious illness or other public health issue, recessions, or other events could have a significant impact on the fund and its investments, including hampering the ability of the fund’s portfolio manager(s) to invest the fund’s assets as intended.

•

Derivatives Risk. Derivatives and other similar instruments (collectively referred to in this section as “derivatives”) may include, among other things, futures, options, forwards and swap agreements and may be used in order to hedge portfolio risks, create leverage or attempt to increase returns. Investments in derivatives may result in increased volatility and the fund may incur a loss greater than its principal investment.

•

Redemption Risk. One or more large shareholders or groups of shareholders may redeem their holdings in the fund, resulting in an adverse impact on remaining shareholders in the fund by causing the fund to take actions it would not otherwise have taken.

Applicable only to the High Income Fund and the Acquiring Fund:

•

Foreign Investing Risk. Investing in foreign securities subjects the fund to additional risks such as increased volatility; currency fluctuations; less liquidity; less publicly available information about the foreign investment; and political, regulatory, economic, and market risk.

•

Bank Loan Risk. In addition to the risks typically associated with high-yield/high-risk fixed income securities, bank loans may be unsecured or not fully collateralized, may be subject to restrictions on resale, may be less liquid and may trade infrequently on the secondary market. Bank loans settle on a delayed basis; thus, sale proceeds may not be available to meet redemptions for a substantial period of time after the sale of the loan.

•	Emerging Market Risk. Emerging markets securities may be more volatile, or more greatly affected by negative conditions, than those of their counterparts in more established foreign markets.

•

Illiquid and Restricted Securities Risk. Certain securities in which a fund invests may be difficult to sell at the time and price beneficial to the fund, for example due to low trading volumes or legal restrictions.

•

Income Risk. Income received from the fund may vary widely over the short- and long-term and/or be less than anticipated if the proceeds from maturing securities in the fund are reinvested in lower-yielding securities.

•

Prepayment/Call Risk. Issuers may prepay or call their fixed rate obligations when interest rates fall, forcing the fund to reinvest in obligations with lower interest rates and the fund may not benefit fully from the increase in value that other fixed income investments experience when interest rates decline.

•

Unrated Fixed Income Securities Risk. If the subadviser is unable to accurately assess the quality of an unrated fixed income security, the fund may invest in a security with greater risk than intended, or the securities may be more difficult to sell than anticipated.

Applicable only to the Acquired Funds:

•

Portfolio Turnover Risk. The fund’s principal investment strategies may result in a consistently high portfolio turnover rate. See the “Portfolio Turnover” section above for more information about the impact that portfolio turnover can have on your investment.

Applicable only to the High Yield Income Fund:

•

Issuer Risk. The fund will be affected by factors specific to the issuers of securities and other instruments in which the fund invests, including actual or perceived changes in the financial condition or business prospects of such issuers.

•	Counterparty Risk. There is risk that a party upon whom the fund relies to complete a transaction will default.

•

Liquidity Risk. Certain securities may be substantially less liquid than many other securities, such as U.S. Government securities or common stocks. To the extent the fund invests in less liquid securities or the level of liquidity in a particular market is constrained, the lack of an active market for investments may cause delay in disposition or force a sale below fair value.

•

Allocation Risk. If the fund’s exposure to equities and fixed income securities, or to other asset classes, deviates from the intended allocation, or if the fund’s allocation is not optimal for market conditions at a given time, the fund’s performance may suffer.

•

Equity Securities Risk. The value of the stocks held by the fund may be negatively affected by the financial market, industries in which the fund invests, or issuer-specific events. Focus on a particular style or in small or medium-sized companies may enhance that risk.

•

Focused Investment Risk. To the extent the fund focuses its investments on a limited number of issuers, sectors, industries, geographic regions or portfolio themes, it may be subject to increased risk and volatility.

•

Leverage Risk. When a fund leverages its portfolio by borrowing or certain types of transactions or instruments, including derivatives, fund may be less liquid, may liquidate positions at an unfavorable time, and the volatility of the fund’s value may increase.

•

Small and Medium Market Capitalization Companies Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

Applicable only to the High Income Fund:

•

Small and Medium Market Capitalization Risk. The fund’s investments in small and medium market capitalization companies may increase the volatility and risk of loss to the fund, as compared with investments in larger, more established companies.

•

U.S. Government Securities Risk. U.S. Government securities may be subject to price fluctuations. An agency may default on an obligation not backed by the full faith and credit of the United States. Any guarantee on U.S. government securities does not apply to the value of the fund’s shares.

Please refer to each Fund’s Prospectus and Statement of Additional Information for more information on risks.

INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganization will allow shareholders of the Acquired Funds to own a fund that is similar in style, and with a greater amount of assets. The Reorganization could create better efficiencies for the portfolio management team.

At a Board meeting held on November 1, 2023, all of the Trustees of the Trusts on behalf of the Acquired Funds, including the Trustees who are not interested persons of the Trusts as defined in Section 2(a)(19) of the 1940 Act (the “Disinterested Trustees”), considered and approved the Reorganization as set forth in the applicable Plan. They determined that the Reorganization was in the best interests of the each Acquired Fund and its shareholders, and that the interests of existing shareholders of each Acquired Fund will not be diluted as a result of the transactions contemplated by the Reorganization.

Before approving the Plans, the Trustees evaluated extensive information provided with respect to the management of the Funds and reviewed various factors about the Funds and the proposed Reorganization. The Trustees noted that the Acquiring Fund has similar investment objectives and investment strategies as the Acquired Funds. They further noted that each class of the Acquiring Fund will have a gross expense ratio and net expense ratio that is lower than the corresponding class of each Acquired Fund on a pro forma basis after the Reorganization.

The Trustees considered the relative asset size of each Fund, including the benefits of investing in a fund with a higher combined level of assets for current shareholders of the Acquired Funds. In addition, the Trustees considered, among other things:

•	the terms and conditions of the Reorganization;

•	the fact that the Reorganization would not result in the dilution of shareholders’ interests;

•

the fact that the Acquired Funds and the Acquiring Fund have similar investment objectives and principal investment strategies, and the Board desired to reduce redundancies in having multiple funds that were substantially similar operating as separate series;

•	the performance history of the Acquired Funds and the Acquiring Fund;

•	the fact that the Funds will share the expenses incurred in connection with the Reorganization pro rata based on assets under management;

•	the benefits to shareholders, including from operating efficiencies, which may be achieved from combining the Funds;

•	the fact that the Acquiring Fund will assume all of the liabilities of the Acquired Funds;

•	the fact that the Reorganization is expected to be a tax-free transaction for U.S. federal income tax purposes; and

•	alternatives available to shareholders of the Acquired Funds, including the ability to redeem their shares.

During their consideration of the Reorganization, the Disinterested Trustees consulted with their independent legal counsel, as appropriate.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Trustees of the Trusts concluded that the proposed Reorganization would be in the best interests of each Acquired Fund and its shareholders. Consequently, they unanimously approved the Plans.

The Trustees of Virtus Asset Trust have also approved the Plans on behalf of the Acquiring Fund, after concluding that the proposed Reorganization would be in the best interests of the Acquiring Fund and its shareholders.

Agreements and Plans of Reorganization

The following summary is qualified in its entirety by reference to the Plans (the forms of which are attached as Exhibit A and Exhibit B to this Prospectus/Information Statement). For the purpose of this section, “the Plan” refers to each Plan. It is intended that each Plan will be effected at the same time, such that the Reorganization of both Acquired Funds occurs at the same time.

The reorganization of each of the High Yield Income Fund and High Income Fund with and into the Acquiring Fund is not subject to shareholder approval. The Plan provides that all of the assets of the Acquired Funds will be acquired by the Acquiring Fund in exchange for Class A, Class I and Class R6 shares of the Acquiring Fund and the assumption by the Acquiring Fund of all of the liabilities of the Acquired Funds on or about February 23, 2024, or such other date as may be agreed upon by the parties (the “Closing Date”). Prior to the Closing Date, the Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations.

At or prior to the Closing Date, the Acquired Funds will declare and pay a distribution or distributions that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) substantially all of its investment company taxable income and realized net capital gain, if any, for the final taxable year ending with the Closing Date, and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed.

The number of full and fractional shares of each class of the Acquiring Fund to be received by the shareholders of the Acquired Fund will be determined by dividing the value of the net assets of the Acquired Fund by the net asset value of a share of the Acquiring Fund. These computations will take place as of immediately after the close of business on the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (the “Valuation Date”). The net asset value per share of each class will be determined by adding the values of all securities and other assets of the fund; subtracting liabilities; and dividing the result by the total number of outstanding shares of that class.

Virtus Fund Services, LLC (“VFS”), the administrator for the Funds, will compute the value of each Fund’s respective portfolio of securities. The method of valuation employed will be consistent with the procedures set forth in the Prospectus and Statement of Additional Information of the Acquiring Fund, Rule 22c-1 under the 1940 Act, and with the interpretations of that Rule by the SEC’s Division of Investment Management.

Immediately after the transfer of its assets to the Acquiring Fund, the Acquired Funds will liquidate and distribute pro rata to its shareholders as of the close of business on the Closing Date the full and fractional shares of the Acquiring Fund received by the Acquired Funds. The liquidation and distribution will be accomplished by the establishment of accounts in the names of the Acquired Funds’ shareholders on the share records of the Acquiring Fund or its transfer agent. Each account will represent the respective pro rata number of full and fractional shares of the Acquiring Fund due to the Acquired Funds’ shareholders. All issued and outstanding shares of the Acquired Funds will be canceled. After these distributions and the winding up of its affairs, the Acquired Funds will be terminated as a series of the Trust.

The consummation of the Reorganization is subject to the conditions set forth in the Plan, including accuracy of various representations and warranties, and receipt of opinions of counsel. The Plan may be terminated (a) by the mutual agreement of the Funds; (b) by either the Acquiring Fund or the Acquired Funds if the Reorganization has not occurred on or before August 23, 2024, unless such date is extended by mutual agreement of the Acquiring Fund and the Acquired Funds; or (c) by either party if the other party materially breaches its obligations under the Plan or made a material and intentional misrepresentation in the Plan or in connection with the Plan.

If the Reorganization is not consummated, then the officers of the Funds, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses. For example, if VIA or VFA were to determine not to consummate the Reorganization, VIA or VFA could be responsible for the expenses.

If the Reorganization is not consummated, the Trustees of the Trusts will consider other possible courses of action in the best interests of the Acquired Funds and their shareholders.

Although High Yield Income Fund shareholders will experience a change in investment adviser as a result of the Reorganization, High Yield Income Fund shareholders are not being asked to approve the Reorganization since the replacement of VIA with VFA would result in no change in actual control or management of the Fund’s investment adviser and therefore would not constitute an “assignment” for purposes of the 1940 Act. As the Reorganization does not otherwise require shareholder approval, shareholders are not being asked to approve the Reorganization.

Federal Income Tax Consequences

The Reorganization is intended to qualify for U.S. federal income tax purposes as a tax-free reorganization under section 368 of the Code. As a condition to the closing of the Reorganization, the Funds will receive an opinion from the law firm of Dechert LLP to the effect that, for U.S. federal income tax purposes and based upon certain facts, assumptions, and representations, the Reorganization contemplated by the Plan should qualify as a tax-free reorganization described in section 368(a) of the Code, and that each Fund should be “a party to a reorganization,” within the meaning of section 368(b) of the Code.

If the Reorganization qualifies as a tax-free reorganization and each of the Funds is a party to a reorganization, as described above, then, as a result:

1.

No gain or loss will be recognized by the Acquiring Fund upon the receipt of the assets of the Acquired Funds solely in exchange for the shares of the Acquiring Fund and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds;

2.

No gain or loss will be recognized by the Acquired Funds on the transfer of its assets to the Acquiring Fund in exchange for the Acquiring Fund’s shares and the assumption by the Acquiring Fund of the liabilities of the Acquired Funds or upon the distribution of the Acquiring Fund’s shares to the Acquired Funds’ shareholders in exchange for their shares of the applicable Acquired Fund, except that the Acquired Funds may be required to recognize gain or loss with respect to contracts described in Section 1256(b) of the Code or stock in a passive foreign investment company, as defined in Section 1297(a) of the Code;

3.

No gain or loss will be recognized by the Acquired Funds’ shareholders upon the exchange of their shares of the applicable Acquired Fund for shares of the Acquiring Fund in liquidation of the Acquired Funds;

4.

The aggregate tax basis of the shares of the Acquiring Fund received by each shareholder of the Acquired Funds pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of the applicable Acquired Fund held by such shareholder immediately prior to the Reorganization, and the holding period of the shares of the Acquiring Fund received by each shareholder of the Acquired Funds will include the period during which the shares of the applicable Acquired Fund exchanged therefor were held by such shareholder (provided that the shares of the applicable Acquired Fund are held as capital assets on the date of the Reorganization); and

5.

The tax basis of the assets of the Acquired Funds acquired by the Acquiring Fund will be the same as the tax basis of such assets to the Acquired Funds immediately prior to the Reorganization, and the holding period of such assets in the hands of the Acquiring Fund will include the period during which the assets were held by the Acquired Funds (except where the investment activities of the Acquiring Fund have the effect of reducing or eliminating such periods with respect to an Acquired Fund asset).

Notwithstanding the foregoing, no opinion will be expressed as to the tax consequences of the Reorganization on contracts or securities on which gain or loss is recognized upon the transfer of an asset regardless of whether such transfer would otherwise be a nonrecognition transaction under the Code. Opinions of counsel are not binding upon the Internal Revenue Service or the courts. If the Reorganization is consummated, but does not qualify as a tax-free reorganization under the Code, the Acquired Funds would recognize gain or loss on the transfer of its assets to the Acquiring Fund and each shareholder of the Acquired Funds would recognize a taxable gain or loss equal to the difference between its tax basis in its Acquired Fund shares and the fair market value of the shares of the Acquiring Fund it received.

As of December 31, 2022, the High Yield Income Fund had a short term capital loss carryforward of approximately $4,866,000 and a long term capital loss carryforward of $33,048,000, the High Income Fund had a short term capital loss carryforward of approximately $24,102,000 and a long term capital loss carryforward of $82,483,000, and the Acquiring Fund had a short term capital loss carryforward of approximately $15,788,000 and a long term capital loss carryforward of $56,360,000. After the Reorganization, the Acquiring Fund’s ability to use each Fund’s pre-Reorganization losses to offset income or gain realized by the Acquiring Fund may be limited under the loss limitation rules of Sections 382, 383 and 384 of the Code. A Fund’s “pre-acquisition losses” (including capital loss carryforwards, net current-year capital losses, and unrealized losses that exceed certain thresholds) cannot be used to offset unrealized gains in another Fund that are “built in” (unrealized) at the time of the Reorganization and that exceed certain thresholds (“non-de minimis built-in gains”) for five calendar years. Further, a portion of a Fund’s pre-acquisition losses may become subject to an annual limitation on the amount that may be used to offset future gain. Any remaining pre-acquisition losses will offset capital gains realized after the Reorganization and this will reduce subsequent capital gain distributions to a broader group of shareholders than would have been the case absent such Reorganization. Therefore, in certain circumstances, shareholders of a Fund may be subject to tax sooner, or incur more taxes as a result of the transactions that would take place as part of the Reorganization, than they would have had the Reorganization not occurred.

The capital loss carryforwards of each Acquired Fund are carried forward without expiration and generally retain their short-term and/or long-term tax character, as applicable. The Acquiring Fund can use the Acquired Funds’ capital loss carryforwards to offset future realized capital gains, if any, to the extent permitted by the Code.

Each Acquired Fund’s tax year is expected to end as a result of the Reorganization. Each Acquired Fund generally will be required to declare to its shareholders of record one or more distributions of all of its previously undistributed net investment income and net realized capital gain (if any), including capital gain realized on any securities disposed of in connection with the Reorganization, in order to maintain its treatment as a regulated investment company under Subchapter M of the Code during its tax year ending with the date of the Reorganization and to eliminate any U.S. federal income tax on its taxable income in respect of such tax year.

Shareholders of the Acquired Funds should consult their tax advisers regarding the effect of the Reorganization in light of their individual circumstances.

Pro Forma Capitalization

The following table sets forth the capitalization of the Funds as of September 30, 2023, and the capitalization of the Acquiring Fund on a pro forma basis as of that date, giving effect to the proposed acquisition of assets at net asset value. The pro forma data reflects an exchange ratio as shown in the table below:

Fund Class	Exchange Ratio
High Yield Income Fund Class A g Acquiring Fund – Class A	1.0527
High Yield Income Fund Class C g Acquiring Fund – Class A	1.0518
High Yield Income Fund Institutional Class g Acquiring Fund – Class I	.9745
High Yield Income Fund Class P g Acquiring Fund – Class I	.9711
High Yield Income Fund Administrative Class g Acquiring Fund – Class I	.9672
High Income Fund Class A g Acquiring Fund – Class A	.7477
High Income Fund Class I g Acquiring Fund – Class I	.7276
High Income Fund Class R6 g Acquiring Fund – Class R6	.7269

Capitalization of the High Yield Income Fund, High Income Fund, the Acquiring Fund and the Acquiring Fund (Pro Forma)

	High Yield Income Fund	High Income Fund	Acquiring Fund	Adjustments		Acquiring Fund (Pro Forma) After Reorganization
Net Assets (in 000s)
Class A	$12,680	$15,458	$10,491	$657	(a)	$39,286
Class C	$673	—	—	($673	)(a)	—
Class P	$3,587	—	—	($3,587	)(a)	—
Class I	—	$107,554	$179,205	$18,570	(a)	$305,329
Class R6	—	$7,544	$53,131	($26	)(a)	$60,649
Institutional Class	$14,989	—	—	($14,989	)(a)	—
Administrative Class	$123	—	—	($123	)(a)	—
Total Net Assets	$32,052	$130,556	$242,827	($171)		$405,264

Net Asset Value Per Share
Class A	$7.75	$5.51	$7.36	—		$7.36
Class C	$7.75	—	—	—		—
Class P	$7.34	—	—	—		—
Class I	—	$5.50	$7.56	(0.01)		$7.55
Class R6	—	$5.49	$7.56	—		$7.56
Institutional Class	$7.36			—
Administrative Class	$7.31	—	—	—		—

Shares Outstanding (in 000s)
Class A	1,636	2,807	1,424	(531	)(b)	5,336
Class C	87	—	—	(87	)(b)	—
Class P	489	—	—	(489	)(b)	—
Class I	—	19,564	23,718	(2,854	)(b)	40,428
Class R6	—	1,373	7,029	(375	)(b)	8,027
Institutional Class	2,036	—	—	(2,036	)(b)	—
Administrative Class	17	—	—	(17	)(b)	—
Total Shares Outstanding	4,265	23,744	32,171	(6,389)		53,791

(a)	Reflects Reorganization costs to be borne by the Funds.
(b)

Reflects change in shares outstanding due to the increase of Class A, Class I and Class R6 shares of the Acquiring Fund in exchange for Class A, Class C, Class P, Class I, Class R6, Institutional Class and Administrative Class shares of the applicable Acquired Fund at the respective exchange ratio shown above the table based on the net asset value of the Acquiring Fund’s Class A, Class I and Class R6 shares at September 30, 2023.

The table set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

Distribution of Shares

VP Distributors, LLC (“VP Distributors” or the “Distributor”), an affiliate of Virtus Investment Partners, Inc. and VFA, serves as the principal underwriter of the Funds’ shares. VP Distributors distributes the Funds’ shares either directly or through securities dealers or agents or bank-affiliated securities brokers. Each class of shares of the Funds has a separate distribution arrangement and bears its own distribution expenses, if any.

In the Reorganization, shareholders owning Class A, Class I and Class R6 shares of the High Income Fund will receive the same corresponding share class of the Acquiring Fund. Shareholders owning Class A and Class C shares of the High Yield Income Fund will receive Class A shares of the Acquiring Fund; shareholders owning Class P, Institutional Class and Administrative Class shares of the High Yield Income Fund will receive Class I shares of the Acquiring Fund. No sales charges will be incurred as a result of the Reorganization.

Distribution Plan and Administrative Services Plan Fees

Each Fund offers multiple classes of shares. Each class of shares has different sales and distribution charges. For certain classes of shares, the Funds have adopted distribution and service plans allowed under Rule 12b-1 of the 1940 Act, that authorize the Funds to pay distribution and service fees (“Rule 12b-1 Fees”) for the sale of their shares and for services provided to shareholders.

The Rule 12b-1 Fees for each class of each Fund are as follows:

Fund	Class A Shares	Class C Shares	Class P Shares	Class I Shares	Class R6 Shares	Institutional Class Shares	Administrative Class Shares
High Yield Income Fund	0.25%	0.90%	None	N/A	None	None	0.25%
High Income Fund	0.25%	N/A	N/A	None	None	N/A	N/A
Acquiring Fund	0.25%	N/A	N/A	None	None	N/A	N/A

Service Fees – Class P Shares. Virtus Strategy Trust has adopted an Administrative Services Plan (the “Plan”) for Class P shares of the High Yield Income Fund. The Plan allows the High Yield Income Fund to use its Class P assets to pay financial intermediaries that provide services relating to Class P shares. The Plan permits payments for the provision of certain administrative, recordkeeping and other services to Class P shareholders. The Plan permits the High Yield Income Fund to make service fee payments at an annual rate of up to 0.10% of the Fund’s average daily net assets attributable to its Class P shares. Because these fees are paid out of the High Yield Income Fund’s Class P assets on an ongoing basis, over time they will increase the cost of an investment in Class P shares.

Other Significant Fees

Each of the Acquired Funds and Acquiring Fund pay additional fees in connection with their operations, including legal, auditing, transfer agent and custodial fees. See “Summary—How do the Funds’ fees and expenses compare?” above for the percentage of average net assets represented by such “Other Expenses.”

Purchases, Exchanges and Redemptions

Class A and Class C Shares of the High Yield Income Fund/Class A Shares of the High Income Fund and Acquiring Fund.

Minimum Investments. The minimum initial investment for Class A Shares and Class C Shares of each Fund is $2,500 and the minimum subsequent investment is $100. However, both the initial and subsequent minimum investment amounts are $100 for investments pursuant to the Systematic Purchase plan, a bank draft investing program administered by the Transfer Agent, or pursuant to the Systematic Exchange privilege or for an IRA. In addition, there are no subsequent minimum investment amounts in connection with the reinvestment of dividend or capital gain distributions.

Sales Charges. Class A Shares of each of the High Yield Income Fund, High Income Fund, and Acquiring Fund will pay a sales charge at the time of purchase equal to 3.75% of the offering price. The sales charge may be reduced or waived under certain conditions. Generally, Class A Shares are not subject to any charges by each Fund when redeemed; however, a CDSC may be imposed on certain redemptions on which a finder’s fee has been paid. The CDSC may be imposed on redemptions within 18 months of a finder’s fee being paid. For each Fund, you may pay a 0.50% CDSC if you purchase $1,000,000 or more of Class A shares (and therefore pay no initial sales charge) and then redeem the shares during the first 18 months after your initial purchase. In addition, certain purchases of Class A Shares qualify for reduced initial sales charges, as further discussed in each Fund’s Statement of Additional Information.

Class C Shares of the High Yield Income Fund will not charge a sales charge at the time of purchase. If you sell your Class C Shares within the first year after they are purchased, you will pay a deferred sales charge of 1%.

Class P, Institutional Class, and Administrative Class Shares of the High Yield Income Fund/Class I Shares of the High Income Fund and Acquiring Fund.

Minimum Investments. The minimum initial investment for shares of Class P, Institutional Class and Administrative Class Shares of the High Yield Income Fund is $1 million, except that the minimum investment may be modified for certain financial intermediaries that submit trades on behalf of underlying investors. There is no minimum additional investment requirement applicable to the Class P, Institutional Class and Administrative Class Shares. Class P Shares of the High Yield Income Fund are offered primarily through certain asset allocation, wrap fee and other fee-based programs sponsored by broker-dealers and other financial intermediaries. Institutional Class Shares of the High Yield Income Fund are offered to pension and profit sharing plans, employee benefit trusts, endowments, foundations, corporations and other high net worth individuals. Administrative Class Shares of the High Yield Income Fund are offered primarily through employee benefit plan alliances, broker-dealers and other intermediaries.

The minimum initial investment for Class I Shares of the High Income Fund and Acquiring Fund is $100,000 and there is no subsequent minimum investment. For purchases of Class I Shares (i) by private clients of the adviser, subadviser and their affiliates, (ii) through certain programs and defined contribution plans with which the Distributor or Transfer Agent has an arrangement or (iii) by Trustees of the Virtus Mutual Funds and directors, officers and employees of Virtus and its affiliates, the minimum initial investment is waived.

Sales Charges. Class P, Institutional Class and Administrative Class Shares of the High Yield Income Fund and Class I Shares of the High Income Fund and Acquiring Fund are not subject to either an initial sales charge or a CDSC.

Class R6 Shares of the High Income Fund and Acquiring Fund.

Minimum Investments. Class R6 shares are offered without a minimum initial investment to the following investors in plan level or omnibus accounts only (provided that they do not require or receive any compensation, administrative payments, sub-transfer agency payments or service payments with respect to Class R6 shares): (i) qualified retirement plans, including, but not limited to, 401(k) plans, 457 plans, employer sponsored 403(b) plans, and defined benefit plans; (ii) banks and trust companies; (iii) insurance companies; (iv) financial intermediaries utilizing such shares in fee-based investment advisory programs; (v) registered investment companies; and (vi) non-qualified deferred compensation plans. Other institutional investors may be permitted to purchase Class R6 shares subject to each Fund’s determination of eligibility and may be subject to a $2,500,000 minimum initial investment requirement. In addition, without a minimum initial investment requirement, Class R6 shares are available to any trustee of the Virtus Funds and trustees/directors of affiliated open- and closed-end funds, directors, officers and employees of Virtus and its affiliates, and a spouse or domestic partner, child or minor grandchild of any such qualifying individual (in each case either individually or jointly with other investors), provided in each case that those shares are held directly with the Transfer Agent or in an eligible account. The minimum initial investment amount may be waived subject to each Fund’s discretion.

Sales Charges. Class R6 Shares of the High Yield Income Fund, High Income Fund, and Acquiring Fund are not subject to either an initial sales charge or a CDSC.

More detailed descriptions of the Class A, Class C, Class P, Class I, Class R6, Institutional Class and Administrative Class shares and the distribution arrangements applicable to these classes of shares are contained in the Prospectus and Statement of Additional Information relating to each Fund.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase the Acquiring Fund through a broker-dealer or other financial intermediary (such as a bank), the Acquiring Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary and your financial professional to recommend the Acquiring Fund over another investment.

No compensation, administrative payments, sub-transfer agency payments or service payments are paid to brokers or other entities from Fund assets or the Distributor’s or an affiliate’s resources on sales of or investments in Class R6 Shares. Class R6 Shares do not carry sales commissions or pay Rule 12b-1 fees, or make payments to brokers or other entities to assist in, or in connection with, the sale of the Acquiring Fund’s shares.

Purchase and Redemption Procedures

Information concerning applicable sales charges and distribution-related fees is provided above. Investments in the Funds are not insured. For information about minimum purchase requirements, see “Your Account” and “How to Buy Shares” in the Funds’ Prospectuses. Each Fund, subject to certain restrictions, provides for telephone or mail redemption of shares at net asset value, less any applicable contingent deferred sales charges, as next determined after receipt of a redemption order on each day the New York Stock Exchange is open for trading. Each Fund reserves the right to redeem in kind, under certain circumstances, by paying you the proceeds of a redemption in securities rather than in cash. Additional information concerning purchases and redemptions of shares, including how each Fund’s net asset value is determined, is contained in the Funds’ Prospectuses. Each Fund may involuntarily redeem shareholders’ accounts that have a balance below $200 as a result of redemption activity, subject to written notice within 60 days. All investments are invested in full and fractional shares. The Funds reserve the right to reject any purchase order.

Exchange Privileges

Shareholders of each Fund generally may exchange their shares for shares of a corresponding class of shares of other affiliated Virtus Mutual Funds (e.g., Class A shares for Class A shares). Institutional Class shares of the High Yield Income Fund may be exchanged for Administrative Class shares offered by any other Virtus Strategy Trust fund or Virtus Investment Trust fund that offers such class of shares, or vice versa, provided that the Institutional Class or Administrative Class shareholder, as the case may be, meets the eligibility requirements of the class into which such shareholder seeks to exchange. Exchange privileges may not be available for all Virtus Mutual Funds and may be rejected or suspended.

Financial intermediaries are permitted to initiate exchanges from one class of a Fund into another class of the same Fund if, among other things, the financial intermediary agrees to follow procedures established by the Fund, VP Distributors or VFS, which generally will require that (i) the exchanges be carried out within accounts that are maintained and controlled by the intermediary and meet investor eligibility requirements, if applicable, for the share class or account type, and (ii) no contingent deferred sales charges are outstanding, or the applicable intermediary agrees to cause any outstanding contingent deferred sales charges to be paid in a manner agreed to by the Fund, VP Distributors or VFS. The Fund’s ability to make this type of exchange may be limited by operational or other limitations, requiring the Fund or its agent to process the transaction as a liquidation and purchase, at the same closing net asset value. The financial intermediary will be ultimately responsible for reporting the transaction in accordance with their instruction.

Shareholders owning shares of a Fund through accounts established directly with VFS (i.e., not established with a financial intermediary who deals with VFS exclusively on the investor’s behalf) may be permitted to exchange shares of one class of the fund into another class of the same fund, if they meet the investor eligibility requirements associated with the class into which they wish to exchange, at the discretion of the fund or VFS.

Under the Code, generally if a shareholder exchanges shares from one class of a Fund into another class of the same Fund, the transaction should not be subject to U.S. federal income taxes; however, each shareholder should consult both the relevant financial intermediary (if applicable) and the shareholder’s tax professional regarding the treatment of any specific exchange.

Additional information concerning the Funds’ exchange privileges is contained in the Funds’ Prospectuses.

Dividend Policy

The Funds distribute net investment income monthly. The Funds distribute net realized capital gains, if any, at least annually.

All dividends and distributions of the Funds are paid in additional shares of the respective Fund unless a shareholder has elected to receive distributions in cash. See the Funds’ Prospectuses for further information concerning dividends and distributions.

Each Fund has qualified, and the Acquiring Fund intends to continue to qualify, to be treated as a regulated investment company under the Code. To remain qualified as a regulated investment company, a Fund must distribute 90% of its taxable and tax-exempt income and diversify its holdings as required by the 1940 Act and the Code. While so qualified, so long as each Fund distributes all of its net investment company taxable and tax-exempt income and any net realized gains to its shareholders, it is expected that a Fund will not be required to pay any U.S. federal income taxes on the amounts distributed to its shareholders.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

The High Yield Income Fund is a series of Virtus Strategy Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Massachusetts business trust. The High Income Fund and Acquiring Fund are separate series of Virtus Asset Trust, an open-end management investment company registered with the SEC under the 1940 Act and organized as a Delaware statutory trust. Each Trust is governed by their respective Declaration of Trust and By-Laws, Board of Trustees, state law, and U.S. federal law. Each Trust is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of Virtus Strategy Trust currently consist of High Yield Income Fund and seven other mutual funds of various asset classes. The series of Virtus Asset Trust currently consist of High Income Fund and the Acquiring Fund and fourteen other mutual funds of various asset classes.

The governing instruments of the Trusts have certain similar provisions, however there are differences that might impact how each Fund is governed. The below table summarizes certain principal differences between the Declaration of Trust and By-laws of Virtus Strategy Trust and of Virtus Asset Trust, which are in each case subject to any other applicable provision of the governing instruments of the relevant Fund and applicable law. The below table is not a complete description of the Trusts’ governing documents. Further information about each Fund’s governance structure is contained in their respective SAIs. In addition, the governing documents of the Trusts are on file with the SEC.

	Virtus Strategy Trust (High Yield Income Fund)	Virtus Asset Trust (High Income Fund and Acquiring Fund)

Capitalization	The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with a par value of $0.0001 or such other amount as may be fixed from time to time by the Trustees. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.	The beneficial interests in the Trust are represented by an unlimited number of transferable shares of beneficial interest of one or more series, with or without par value. The Declaration of Trust of the Trust permits the Trustees to allocate shares into one or more series, and classes thereof, with rights determined by the Trustees, all without shareholder approval. Fractional shares may be issued by each Fund.
	Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have equal rights with regard to voting, redemptions, dividends, distributions, and liquidations with respect to that Fund. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.	Shares of the classes of each Fund represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees and other class-specific expenses. Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability	Under Massachusetts law, shareholders could, under certain circumstances, be held liable for the obligations of the Trust. However, the Declaration of Trust disclaims shareholder liability for acts or obligations of the Trust and requires that notice of such disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust also provides for indemnification out of a Fund’s property for all loss and expense of any shareholder of that Fund held liable on account of being or having been a shareholder. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which such disclaimer is inoperative or the Fund of which he or she is or was a shareholder is unable to meet its	Under Delaware law, shareholders of a Delaware statutory trust are entitled to the same limitation of personal liability extended to stockholders of Delaware corporations. To the extent that the Trust or a shareholder of the Trust is subject to the jurisdiction of courts in other states, it is possible that a court may not apply Delaware law and may thereby subject shareholders of the Trust to liability. To guard against this risk, the Trust’s Declaration of Trust (a) provides that any written obligation of the Trust may contain a statement that such obligation may only be enforced against the assets of the Trust or the particular series in question and the obligation is not binding upon the shareholders of the Trust; however, the omission of such a disclaimer will not operate to create personal liability for any shareholder; and (b) provides for indemnification out of trust property of

	Virtus Strategy Trust (High Yield Income Fund)	Virtus Asset Trust (High Income Fund and Acquiring Fund)
	obligations, and thus should be considered remote.	any shareholder held personally liable for the obligations of a Trust. Accordingly, the risk of a shareholder of the Trust incurring financial loss beyond that shareholder’s investment because of shareholder liability is limited to circumstances in which: (1) a court refuses to apply Delaware law; (2) no contractual limitation of liability was in effect; and (3) the Trust itself is unable to meet its obligations. In light of Delaware law, the nature of the Trust’s business, and the nature of its assets, the risk of personal liability to a shareholder of the Trust is remote.

Shareholder Meetings and Voting Rights

The Trust, on behalf of the High Yield Income Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote per share owned by such shareholder and each fractional share is entitled to a proportionate fractional vote.

The Trust, on behalf of the High Income Fund and the Acquiring Fund, is not required to hold annual meetings of shareholders. However, a meeting of shareholders for the purpose of voting upon the question of removal of a Trustee must be called when requested in writing by the holders of at least 10% of the outstanding shares of the Trust. In addition, the Trust is required to call a meeting of shareholders for the purpose of electing Trustees if, at any time, less than a majority of the Trustees then holding office were elected by shareholders. The Trust currently does not intend to hold regular shareholder meetings. Cumulative voting is not permitted in the election of Trustees of the Trust.

Under the Trust’s Declaration of Trust, each shareholder is entitled to one vote for each dollar of net asset value of each share owned by such shareholder and each fractional dollar amount is entitled to a proportionate fractional vote.

Quorum	Except when a larger quorum is required by applicable law or the applicable governing documents, 30% of the eligible votes constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a plurality of the eligible votes is sufficient to act on a matter and elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).	Except when a larger quorum is required by applicable law or the applicable governing documents, 33 1⁄3% of the eligible votes constitutes a quorum for consideration of a matter at a shareholders’ meeting. When a quorum is present at a meeting, a majority (greater than 50%) of the eligible votes is sufficient to act on a matter and a plurality of the eligible votes is required to elect a Trustee (unless otherwise specifically required by the applicable governing documents or other law, including the 1940 Act).

	Virtus Strategy Trust (High Yield Income Fund)	Virtus Asset Trust (High Income Fund and Acquiring Fund)
Removal of Trustees	A Trustee of the Trust may be removed by declaration in writing or at a meeting called for such purpose, or with or without cause by written instrument, signed by a majority of the Trustees.	A Trustee of the Trust may be removed with or without cause at a meeting of shareholders by a vote of two-thirds of the outstanding shares of the Trust, or with or without cause by the vote of two-thirds of the number of Trustees prior to removal.

Consolidation or Merger of a Fund	The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote to consent to or participate in any plan for the reorganization, consolidation or merger of any corporation or issuer, any security of which is or was held in the Trust.	The Trust’s Declaration of Trust provides that unless otherwise required by applicable law (including the 1940 Act), the Board of Trustees may, without obtaining a shareholder vote: (1) cause the Trust or any series to merge or consolidate with or into, or sell substantially all of its assets to, one or more trusts (or series thereof to the extent permitted by law), partnerships, associations, corporations or other business entities (including trusts, partnerships, associations, corporations or other business entities created by the Trustees to accomplish such merger or consolidation), (2) cause the shares (or any portion thereof) to be exchanged under or pursuant to any state or federal statute to the extent permitted by law or (3) cause the Trust to reorganize under the laws of any state or other political subdivision of the United States, if such action is determined by the Trustees to be in the best interests of the Trust.

Termination of the Trust, a Fund or a Class of Shares	Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.	Under certain circumstances, the Trustees of the Trust may also terminate the Trust, a series, or a class of shares, upon written notice to the shareholders.
Liquidation of the Trust, a Fund or a Class of Shares	In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the number of shares of such Fund or class of the Fund held by them on the date of termination.	In the event of the liquidation of the Trust, either Fund, or a class of shares, the shareholders are entitled to receive, when and as declared by the Trustees, the excess of the assets belonging to the Trust, the Fund or attributable to the class over the liabilities belonging to the Trust, the Fund or attributable to the class. The assets so distributable to shareholders of the Fund will be distributed among the shareholders in proportion to the dollar value of shares of such Fund or class of the Fund held by them on the date of distribution.

	Virtus Strategy Trust (High Yield Income Fund)	Virtus Asset Trust (High Income Fund and Acquiring Fund)
Liability and Indemnification of Trustees	Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.	Under the Trust’s Declaration of Trust, a Trustee is generally personally liable only for willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of the office of Trustee.
	As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and expenses, including but not limited to amounts paid in satisfaction of judgments, in compromise or as fines and penalties, and counsel fees reasonably incurred by any Trustee in connection with the defense or disposition of any action, suit or other proceeding, whether civil or criminal, before any court or administrative or legislative body, in which a Trustee may be or may have been involved as a party or otherwise or with which such person may be or may have been threatened, while in office or thereafter, by reason of being or having been a Trustee, except with respect to any matter as to which a Trustee will have been finally adjudicated in a decision on the merits in any such action, suit or other proceeding not to have acted in good faith in the reasonable belief that a Trustee’s action was in the best interests of the Trust and except that no Trustee will be indemnified against any liability to the Trust or its shareholders to which a Trustee would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of a Trustee’s office. Expenses, including counsel fees so incurred by any Trustee (but excluding amounts paid in satisfaction of judgments, in compromise or as fines or penalties), may be paid from time to time by the Trust in advance of the final disposition of any such action, suit or proceeding upon receipt of an undertaking by or on behalf of a Trustee to repay amounts so paid to the Trust if it is ultimately determined that indemnification of such expenses is not authorized, provided, that (a) a Trustee will provide security for his or her undertaking, (b) the Trust will be insured against losses	As provided in the Declaration of Trust and By-Laws of the Trust, each Trustee of the Trust, as the case may be, is entitled to be indemnified against all liabilities and all expenses reasonably incurred or paid by him or her in connection with any proceeding in which he or she becomes involved as a party or otherwise by virtue of his or her office of Trustee, unless the Trustee (1) shall have been adjudicated by the court or other body before which the proceeding was brought to be liable to the Trust, as the case may be, or its shareholders by reason of willful misfeasance, bad faith, gross negligence, or reckless disregard of the duties involved in the conduct of his or her office of Trustee (collectively, “disabling conduct”) or (2) with respect to any proceeding disposed of without an adjudication by the court or other body before which the proceeding was brought that such Trustee was liable to the Trust, as the case may be, or its shareholders by reason of disabling conduct, unless there has been a determination that the Trustee did not engage in disabling conduct. This determination may be made by (a) the court or other body before which the proceeding was brought, (b) a vote of a majority of those Trustees who are neither “interested persons” within the meaning of the 1940 Act nor parties to the proceeding or (c) an independent legal counsel in a written opinion. The Trust may also advance money in connection with the preparation and presentation of a defense to any proceeding provided that the Trustee undertakes to repay the Trust, if his or her conduct is later determined to preclude indemnification and certain other conditions are met.

Virtus Strategy Trust (High Yield Income Fund)	Virtus Asset Trust (High Income Fund and Acquiring Fund)
arising by reason of a Trustee’s failure to fulfill his or her undertaking, or (c) a majority of the Trustees who are disinterested persons and who are not interested persons of the Trust (provided that a majority of such Trustees then in office act on the matter), or independent legal counsel in a written opinion shall determine, based on a review of readily available facts (but not a full trial-type inquiry), that there is reason to believe a Trustee ultimately will be entitled to indemnification.

The foregoing is only a summary of certain characteristics of the operations of the Declaration of Trust and By-Laws of the Trusts, and Massachusetts, Delaware and U.S. federal law, as applicable, and is not a complete description of those documents or law. Shareholders should refer to the provisions of such Declarations of Trust, By-Laws and Delaware and U.S. federal law, as applicable law, directly for more complete information.

In addition to the foregoing, consistent with their different jurisdictions of organization, the advisory agreement between VIA and Virtus Strategy Trust with respect to the High Yield Income Fund contains choice of law and forum selection provisions specifying Massachusetts, while the advisory agreement between VFS and Virtus Asset Trust with respect to the High Income Fund and Acquiring Fund specifies Delaware for choice of law and forum selection purposes.

Shareholder Information

As of September 30, 2023, the total number of shares of the Acquired Funds and the Acquiring Fund outstanding was as follows:

	Number of Shares
	High Yield Income Fund	High Income Fund	Acquiring Fund
Class A	1,625,024.201	2,732,526.443	1,383,213.055
Class C	82,136.510	—	—
Class P	493,371.207	—	—
Class I	—	19,574,826.915	22,307,245.969
Class R6	—	1,545,987.785	7,007,617.718
Institutional Class	2,047,650.201	—	—
Administrative Class	16,865.565	—	—

Total	4,265,047.684	23,853,341.143	30,698,076.742

As of November 8, 2023, the officers and Trustees of the Virtus Strategy Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the High Yield Income Fund.

As of November 8, 2023, the officers and Trustees of the Virtus Asset Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the High Income Fund.

As of November 8, 2023, the officers and Trustees of the Virtus Asset Trust, as a group, owned beneficially or of record less than 1% of the outstanding shares of the Acquiring Fund.

Control Persons and Principal Holders of Securities

The beneficial owners or record owners of more than 5% of the shares of each Acquired Fund and the Acquiring Fund as of September 30, 2023, were as follows:

High Yield Income Fund

Control Persons
Name and Address	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	1,195,117.086	27.46%	2.17%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

Principal Shareholders
Name and Address	Class	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd. Jersey City, NJ 07310	A	619,276.635	37.86%	2.80%

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	A	157,463.705	9.63%	0.65%

Charles Schwab & Co. Inc.* Special Custody Account 211 Main Street San Francisco, CA 94105	A	126,609.606	7.74%	0.34%

Virtus Partners Inc. One Financial Plaza, 26th Floor Hartford, CT 06103	Admin	13,227.513	78.56%	0.00	%**

Vanguard Marketing Corporation* 100 Vanguard Blvd. Malvern, PA 19355	Admin	2,943.285	17.48%	0.01	%**

UBS WM USA* Special Custody A/C EXL Ben Customers of UBSFSI 1000 Harbord Blvd. Weehawken, NJ 07086	C	29,125.008	33.76%	0.08	%***

Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	C	12,438.743	14.42%	0.26	%***

American Enterprise Investment SVC* 707 2nd Ave. South Minneapolis, MN 55402	C	9,979.93	11.57%	0.10	%***

Principal Shareholders
Name and Address	Class	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
RBC Capital Markets LLC* 250 Nicollet Mall, Suite 1400 Minneapolis, MN 55401	C	9,576.348	11.10%	0.03	%***

Raymond James* Omnibus for Mutual Funds 880 Carillon Parkway St. Petersburg, FL 33716	C	4,4781.33	6.70%	0.04	%***

National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	Instl	1,195,117.086	58.72%	2.10	%**

Charles Schwab & Co. Inc.* Special Custody Account for the Exclusive Benefit of Our Customers 211 Main Street San Francisco, CA 94105	Instl	252,501.685	12.41%	3.81	%**

Morgan Stanley Smith Barney LLC* For the Exclusive Benefit of ITSL 3 1 New York Plaza, Floor 12 New York, NY 10004	Instl	136,211.76	6.69%	0.13	%**

LPL Financial* 4707 Executive Drive San Diego, CA 92121	P	324,416.393	66.36%	0.13	%**

Morgan Stanley Smith Barney LLC* For the Exclusive Benefit of ITSL 3 1 New York Plaza, Floor 12 New York, NY 10004	P	52,500.21	10.74%	0.11	%**

National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	P	50,925.999	10.42%	1.74	%**

UBS WM USA* Special Custody A/C EXL Ben Customers of UBSFSI 1000 Harbord Blvd. Weehawken, NJ 07086	P	30,294.454	6.20%	0.36	%**

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.
**

The percentage ownership calculation reflects the combination of High Yield Income Fund Institutional Class shares, High Yield Income Fund Class P shares, High Yield Income Fund Administrative Class shares, High Income Fund Class I shares, and Acquiring Fund Class I shares.

***

The percentage ownership calculation reflects the combination of High Yield Income Fund Class A shares, High Yield Income Fund Class C shares, High Income Fund Class A shares, and Acquiring Fund Class A shares.

High Income Fund

Control Persons
Name and Address	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
Charles Schwab & Co. Inc.* 211 Main Street San Francisco, CA 94105	10,478,943.861	43.88%	14.22%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	A	801,988.557	28.42%	2.67	%**

Axos Clearing LLC* FBO #249 P.O. Box 6503 Englewood, CO 80155	A	474,924.021	16.83%	0.90	%**

Voya Institutional Trust Company* One Orange Way Windsor, CT 06095	A	161,457.557	5.72%	0.31	%**

Merrill Lynch Pierce Fenner & Smith* For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	A	154,247.227	5.47%	0.79	%**

Wells Fargo Clearing SVCS LLC* Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	A	148,679.949	5.27%	0.53	%**

Charles Schwab & Co. Inc.* Special Custody Account 211 Main Street San Francisco, CA 94105	I	10,478,943.861	53.25%	6.23	%***

National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	I	1,811,699.807	9.21%	2.15	%***

SEI Private Trust Company* c/o Trust ID 866 One Freedom Valley Drive Oaks, PA 19456	R6	456,102.713	33.12%	0.55%

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
Maril & Co. FBO 5A* c/o Reliance Trust Company WI 4900 West Brown Deer Road Milwaukee, WI 53223	R6	865,386.86	11.45%	0.19%

John Hancock Trust Company LLC* 200 Berkley Street Boston, MA 02116	R6	152,563.814	11.08%	0.18%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.
**

The percentage ownership calculation reflects the combination of High Yield Income Fund Class A shares, High Yield Income Fund Class C shares, High Income Fund Class A shares, and Acquiring Fund Class A shares.

***

The percentage ownership calculation reflects the combination of High Yield Income Fund Institutional Class shares, High Yield Income Fund Class P shares, High Yield Income Fund Administrative Class shares, High Income Fund Class I shares, and Acquiring Fund Class I shares.

Acquiring Fund

Control Persons
Name and Address	No. of Shares	% of Fund Shares of Portfolio Before Reorganization	% of Fund Shares of Portfolio After Reorganization
Charles Schwab & Co. Inc.* 211 Main Street San Francisco, CA 94105	11,388,289.239	35.3%	21.24%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	A	449,729.147	31.43%	2.67	%**

Merrill Lynch Pierce Fenner & Smith* For the Sole Benefit of Our Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	A	196,407.966	13.73%	0.79	%**

Wells Fargo Clearing SVCS LLC* Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	A	96,087.86	6.71%	0.53	%**

Principal Shareholders
Name and Address	Class	No. of Shares	% of Class of Shares of Portfolio Before Reorganization	% of Class of Shares of Portfolio After Reorganization
Pershing LLC* 1 Pershing Plaza Jersey City, NJ 07399	A	89,084.68	6.23%	0.65	%**

Charles Schwab & Co. Inc.* Special Custody Account FBO 211 Main Street San Francisco, CA 94105	I	11,388,289.239	47.76%	6.23	%***

National Financial Services LLC* For Exclusive Benefit of Our Customers 499 Washington Blvd Jersey City, NJ 07310	I	5,255,929.896	22.04%	2.15	%***

Wells Fargo Clearing SVCS LLC* Special Custody Account for the Exclusive Benefit of Customer 2801 Market Street St. Louis, MO 63103	I	2,376,258.868	9.97%	0.78	%***

Local 295/Local 851 IBT Employer Group Pension Trust Fund 655 3rd Ave., Suite 1200 New York, NY 10017	R6	3,523,736.54	50.14%	18.78%

Merrill Lynch Pierce Fenner & Smith* For the Sole Benefit of its Customers 4800 Deer Lake Drive East Jacksonville, FL 32246	R6	1,711,529.659	24.36%	3.92%

BSA-ILA Pension Trust Fund 197 8th Street, Suite 775 Charlestown, MA 02129	R6	863,472.394	12.29%	1.42%

Local 295/Local 851 IBT Employer Group Welfare Fund 655 3rd Ave., Suite 1200 New York, NY 10017	R6	398,784.441	5.67%	0.66%

*	These entities are omnibus accounts for many individual shareholder accounts. The Funds are not aware of the size or identity of the underlying individual accounts.
**

The percentage ownership calculation reflects the combination of High Yield Income Fund Class A shares, High Yield Income Fund Class C shares, High Income Fund Class A shares, and Acquiring Fund Class A shares.

***

The percentage ownership calculation reflects the combination of High Yield Income Fund Institutional Class shares, High Yield Income Fund Class P shares, High Yield Income Fund Administrative Class shares, High Income Fund Class I shares, and Acquiring Fund Class I shares.

FINANCIAL STATEMENTS AND EXPERTS

The Annual Report of the Virtus Strategy Trust relating to the High Yield Income Fund, for the year ended September 30, 2023, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing.

The Annual Report of the Virtus Asset Trust relating to the High Income Fund, for the year ended December 31, 2022, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of the Virtus Asset Trust relating to the High Income Fund, for the six months ended June 30, 2023, including the financial statements and financial highlights for the periods indicated therein, has also been incorporated by reference herein.

The Annual Report of the Virtus Asset Trust relating to the Acquiring Fund, for the year ended December 31, 2022, including the financial statements and financial highlights for the periods indicated therein, has been incorporated by reference herein and in the Statement of Additional Information in reliance upon the report of PricewaterhouseCoopers LLP, independent registered public accounting firm, incorporated by reference herein, and upon the authority of said firm as experts in accounting and auditing. The Semi-Annual Report of the Virtus Asset Trust relating to the Acquiring Fund, for the six months ended June 30, 2023, including the financial statements and financial highlights for the periods indicated therein, has also been incorporated by reference herein.

LEGAL MATTERS

Certain legal matters concerning the issuance of shares of the Acquiring Fund will be passed upon by Jennifer S. Fromm, Esq., Vice President, Chief Legal Officer, Counsel and Secretary of the Trusts.

ADDITIONAL INFORMATION

The Trusts are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith files reports and other information including proxy material and charter documents with the SEC. These items can be inspected and copied at the Public Reference Facilities maintained by the SEC at 100 F Street, N.E., Washington, D.C. 20549, and at the SEC’s Chicago Regional Office located at 175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604 and the SEC’s New York Regional office located at 3 World Financial Center, Suite 400, New York, New York 10281. Copies of any of these documents can be obtained without charge from the EDGAR database on the SEC’s Internet site at www.sec.gov. Copies of such materials can also be obtained at prescribed rates by electronic request at the following e-mail address: publicinfo@sec.gov, or from the Public Reference Room, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, 100 F Street, N.E., Washington, D.C. 20549.

January 29, 2024

EXHIBIT A — AGREEMENT AND PLAN OF REORGANIZATION (VIRTUS SEIX HIGH YIELD INCOME FUND)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 2nd day of November, 2023, by and among Virtus Asset Trust (“VAT”), a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Seix High Yield Fund (the “Acquiring Fund”), a series of VAT and Virtus Strategy Trust (“VST”), a Massachusetts business trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Seix High Yield Income Fund (the “Acquired Fund”), a series of VST (VAT and VST are each a “Trust” and collectively, sometimes hereafter referred to as the “Trusts”).

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

Schedule A shows the Acquiring Fund and its classes of shares of beneficial interest (“Acquiring Fund Shares”) and the Acquired Fund with its corresponding classes of shares of beneficial interest (“Acquired Fund Shares”). Throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Acquired Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Acquired Fund as shown on Schedule A.

The Acquired Fund is a series of VST, which is an open-end, registered investment company of the management type, and the Acquiring Fund is a series of VAT, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of VAT, including a majority of the Trustees who are not “interested persons” of VAT, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of VST, including a majority of the Trustees who are not “interested persons” of VST, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the

Acquired Fund the number of full and fractional Acquiring Fund Shares of each class equal in value to the net value of each corresponding class of the Acquired Fund outstanding on the date for closing of the Reorganization, determined as set forth in paragraphs 2.1 and 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by VST’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2 The net asset value of each class of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by VAT’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the respective class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4 Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Trusts.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be February 23, 2024, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of VFS, or at such other time and/or place as the parties may agree.

3.2 VST shall direct The Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 VST shall direct VFS in its capacity as transfer agent for VST (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 VST, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of VST, which is a trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts with power under its Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) VST is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, VST, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, VAT, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VST’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which VST, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VST, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by VAT, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VST, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. VST, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at September 30, 2023 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since September 30, 2023, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each class of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of VST, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 VAT, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of VAT, which is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

(b) VAT is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of VAT’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which VAT, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which VAT, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by VST, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against VAT, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. VAT, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The audited financial statements of the Acquiring Fund at December 31, 2022 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since December 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares of each class are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of VAT, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of VAT, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares of each class to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares of each class, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF VST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 If necessary, VST will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares of each class.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders of each class consisting of the Acquiring Fund Shares of the corresponding class received at the Closing.

5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 VST, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by VAT, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as VAT, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) VST’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) VAT’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF VAT ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of VST, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at VST’s election, to the performance by VAT, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of VAT, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 VAT, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VAT, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of VAT, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the VAT’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of VST, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 VST shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of VST;

8.3. VST, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by VST, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the VST’s Trust Instrument, applicable Massachusetts law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of Dechert LLP or such other legal counsel mutually agreed by the parties (“Special Tax Counsel”), addressed to each Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Special Tax Counsel shall request of each Trust. Notwithstanding anything herein to the contrary, the Trusts may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1 Each Trust, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then the officers of the Acquired Fund and Acquiring Fund, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trusts on behalf of the Acquiring Fund and the Acquired Fund have not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 23, 2024 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of each of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by VST pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Fund Services, LLC, One Financial Plaza, Hartford, CT 06103, Attn: Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in each Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in each Trust Instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

[Signature page follows]

VIRTUS ASSET TRUST, on behalf of its series Virtus Seix High Yield Fund

By:	/s/ W. Patrick Bradley
Name:	W. Patrick Bradley
Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS Strategy TRUST, on behalf of its series Virtus Seix High Yield Income Fund

By:	/s/ Richard W. Smirl
Name:	Richard W. Smirl
Title:	Executive Vice President

SCHEDULE A

Acquired Fund	Acquiring Fund	Class Mapping for Reorganization

Virtus Seix High Yield Income Fund, a series of Virtus Strategy Trust Class A Class C Institutional Class Class P Administrative Class	Virtus Seix High Yield Fund, a series of Virtus Asset Trust Class A Class I Class R6	Class A to Class A Class C to Class A Institutional Class, Class P and Administrative Class to Class I

EXHIBIT B — AGREEMENT AND PLAN OF REORGANIZATION (VIRTUS SEIX HIGH INCOME FUND)

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this 2nd day of November, 2023, by and among Virtus Asset Trust (the “Trust”), a Delaware statutory trust, with its principal place of business at 101 Munson Street, Greenfield, Massachusetts 01301, on behalf of Virtus Seix High Yield Fund (the “Acquiring Fund”), a separate series of the Trust, and Virtus Seix High Income Fund (the “Acquired Fund”), a separate series of the Trust.

This Agreement is intended to be and is adopted as a plan of reorganization and liquidation within the meaning of Section 368(a)(1) of the United States Internal Revenue Code of 1986, as amended (the “Code”). The reorganization (the “Reorganization”) will consist of the transfer of all of the assets of the Acquired Fund to the Acquiring Fund in exchange solely for voting shares of beneficial interest of the Acquiring Fund, the assumption by the Acquiring Fund of all liabilities of the Acquired Fund, and the distribution of the Acquiring Fund Shares to the shareholders of the Acquired Fund in complete liquidation of the Acquired Fund as provided herein, all upon the terms and conditions hereinafter set forth in this Agreement.

Schedule A shows the Acquiring Fund and its classes of shares of beneficial interest (“Acquiring Fund Shares”) and the Acquired Fund with its corresponding classes of shares of beneficial interest (“Acquired Fund Shares”). Throughout this Agreement, the term Acquiring Fund Shares should be read to include each class of shares of the Acquiring Fund and each reference to Acquiring Fund Shares in connection with the Acquired Fund should be read to include each class of the Acquiring Fund that corresponds to the relevant class of the Acquired Fund as shown on Schedule A.

The Acquired Fund and the Acquiring Fund are separate series of the Trust, which is an open-end, registered investment company of the management type. The Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”), has determined, with respect to the Acquiring Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquiring Fund and its shareholders, and that the interests of the existing shareholders of the Acquiring Fund would not be diluted as a result of this transaction.

The Board of Trustees of the Trust, including a majority of the Trustees who are not “interested persons” of the Trust, as defined in the 1940 Act, has also determined, with respect to the Acquired Fund, that the exchange of all of the assets of the Acquired Fund for Acquiring Fund Shares and the assumption of all liabilities of the Acquired Fund by the Acquiring Fund is in the best interests of the Acquired Fund and its shareholders and that the interests of the existing shareholders of the Acquired Fund would not be diluted as a result of this transaction.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

1.	TRANSACTION

1.1 Subject to the terms and conditions set forth herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of the Acquired Fund’s assets, as set forth in paragraph 1.2, to the Acquiring Fund, and the Acquiring Fund agrees in exchange therefor: (i) to deliver to the Acquired Fund the number of full and fractional Acquiring Fund Shares of each class equal in value to the net value of each corresponding class of the Acquired Fund outstanding on the date for closing of the Reorganization, determined as set forth in paragraphs 2.1 and 2.2; and (ii) to assume all liabilities of the Acquired Fund, as set forth in paragraph 1.3. Such transactions shall take place at the closing provided for in paragraph 3.1 (the “Closing Date”).

1.2 The assets of the Acquired Fund to be acquired by the Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable, that are owned by the Acquired Fund, and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund, on the Closing Date (collectively, the “Assets”).

1.3 The Acquired Fund will endeavor to discharge or accrue for all of its known liabilities and obligations prior to the Closing Date. The Acquiring Fund shall also assume all of the liabilities of the Acquired Fund, whether accrued or contingent, known or unknown, existing at the Valuation Date, as defined in paragraph 2.1 (collectively, “Liabilities”). On or as soon as practicable prior to the Closing Date, the Acquired Fund will declare and pay to its shareholders of record one or more dividends and/or other distributions so that it will have distributed substantially all (and in no event less than 98%) of its investment company taxable income and realized net capital gain, if any, for the current taxable year through the Closing Date.

1.4 Immediately after the transfer of Assets provided for in paragraph 1.1, the Acquired Fund will distribute to the Acquired Fund’s shareholders of record, determined as of immediately after the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis, the Acquiring Fund Shares received by the Acquired Fund pursuant to paragraph 1.1, and will completely liquidate. Such distribution and liquidation will be accomplished, with respect to the Acquired Fund’s shares, by the transfer of the Acquiring Fund Shares then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of the Acquired Fund Shareholders. The aggregate net asset value of Acquiring Fund Shares to be so credited to Acquired Fund Shareholders shall be equal to the aggregate net asset value of the Acquired Fund shares owned by such shareholders on the Closing Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on the books of the Acquired Fund.

1.5 Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund or its Transfer Agent, as defined in paragraph 3.3.

1.6 Any reporting responsibility of the Acquired Fund including, but not limited to, the responsibility for filing of regulatory reports, tax returns, or other documents with the U.S. Securities and Exchange Commission (the “Commission”), any state securities commission, and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

2.	VALUATION

2.1 The value of the Assets shall be the value computed as of immediately after the close of business of the New York Stock Exchange and after the declaration of any dividends at or prior to the Closing Date (such time and date being hereinafter called the “Valuation Date”), using the valuation procedures established by the Trust’s Board of Trustees, which shall be described in the then-current prospectus and statement of additional information with respect to the Acquired Fund.

2.2 The net asset value of each class of the Acquiring Fund Shares shall be the net asset value per share computed as of the Valuation Date, using the valuation procedures established by the Trust’s Board of Trustees which shall be described in the Acquiring Fund’s then-current prospectus and statement of additional information.

2.3 The number of each class of Acquiring Fund Shares to be issued (including fractional shares, if any) in exchange for the Acquired Fund’s Assets shall be determined by dividing the value of the net assets with respect to the shares of the respective class of the Acquired Fund determined using the same valuation procedures referred to in paragraph 2.1, by the net asset value of an Acquiring Fund Share of the corresponding class, determined in accordance with paragraph 2.2.

2.4 Virtus Fund Services, LLC (“VFS”) shall make all computations of value, in its capacity as administrator for the Trusts.

3.	CLOSING AND CLOSING DATE

3.1 The Closing Date shall be February 23, 2024, or such other date as the parties may agree. All acts taking place at the closing of the transaction (the “Closing”) shall be deemed to take place simultaneously as of immediately after the close of business on the Closing Date unless otherwise agreed to by the parties. The close of business on the Closing Date shall be as of 4:00 p.m., Eastern Time. The Closing shall be held at the offices of VFS, or at such other time and/or place as the parties may agree.

3.2 The Trust shall direct The Bank of New York Mellon, as custodian for the Acquired Fund (the “Custodian”), to deliver, on the next business day after the Closing, a certificate of an authorized officer stating that the Assets shall have been delivered in proper form to the Acquiring Fund. The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that all necessary taxes in connection with the delivery of the Assets, including all applicable federal and state stock transfer stamps, if any, have been paid or provision for payment has been made. The Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Acquired Fund’s Custodian to the custodian for the Acquiring Fund for examination no later than on the next business day following the Closing Date, and shall be transferred and delivered by the Acquired Fund on the next business day following the Closing Date for the account of the Acquiring Fund duly endorsed in proper form for transfer in such condition as to constitute good delivery thereof. The Custodian shall deliver as of the Closing Date by book entry, in accordance with the customary practices of such depositories and the Custodian, the Acquired Fund’s portfolio securities and instruments deposited with a “securities depository”, as defined in Rule 17f-4 under the 1940 Act. The cash to be transferred by the Acquired Fund shall be delivered by wire transfer of federal funds on the Closing Date.

3.3 The Trust shall direct VFS in its capacity as transfer agent for the Trust (the “Transfer Agent”), on behalf of the Acquired Fund, to deliver on the next business day following the Closing, a certificate of an authorized officer stating that its records contain the names and addresses of the Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares of each class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver a confirmation evidencing the Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Acquired Fund, or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund. At the Closing each party shall deliver to the other such bills of sale, checks, assignments, share certificates, if any, receipts or other documents as such other party or its counsel may reasonably request.

3.4 In the event that on the Valuation Date (a) the New York Stock Exchange or another primary trading market for portfolio securities of the Acquired Fund shall be closed to trading or trading thereupon shall be restricted, or (b) trading or the reporting of trading on such Exchange or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquired Fund is impracticable, the Closing Date shall be postponed until the first Friday after the day when trading shall have been fully resumed and reporting shall have been restored.

4.	REPRESENTATIONS AND WARRANTIES

4.1 The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a) The Acquired Fund is duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Declaration of Trust (the “Trust Instrument”) to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act, and the registration of shares of the Acquired Fund under the Securities Act of 1933, as amended (“1933 Act”), is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquired Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”) and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquired Fund and each prospectus and statement of additional information of the Acquired Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder, and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) On the Closing Date, the Trust, on behalf of the Acquired Fund, will have good and marketable title to the Assets and full right, power, and authority to sell, assign, transfer and deliver such Assets hereunder free of any liens or other encumbrances, and upon delivery and payment for such Assets, the Trust, on behalf of the Acquiring Fund, will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the 1933 Act, other than as disclosed to the Acquiring Fund;

(f) The Acquired Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquired Fund, is a party or by which it is bound;

(g) All material contracts or other commitments of the Acquired Fund (other than this Agreement and certain investment contracts, including options, futures and forward contracts) will terminate without liability to the Acquired Fund on or prior to the Closing Date;

(h) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquiring Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquired Fund, or any of its properties or assets that, if adversely determined, would materially and adversely affect its financial condition or the conduct of its business. The Trust, on behalf of the Acquired Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects its business or its ability to consummate the transactions herein contemplated;

(i) The audited Statement of Assets and Liabilities, Statements of Operations and Changes in Net Assets, and Schedule of Investments of the Acquired Fund at December 31, 2022 are in accordance with generally accepted accounting principles (“GAAP”) consistently applied, and such statements (copies of which have been furnished to the Acquiring Fund) present fairly, in all material respects, the financial condition of the Acquired Fund as of such date in accordance with GAAP, and there are no known contingent liabilities of the Acquired Fund required to be reflected on a balance sheet (including the notes thereto) in accordance with GAAP as of such date not disclosed therein;

(j) Since December 31, 2022, there has not been any material adverse change in the Acquired Fund’s financial condition, assets, liabilities or business, other than changes occurring in the ordinary course of business, or any incurrence by the Acquired Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquiring Fund. For the purposes of this subparagraph (j), a decline in net asset value per share of the Acquired Fund due to declines in market values of securities in the Acquired Fund’s portfolio, the discharge of Acquired Fund liabilities, or the redemption of Acquired Fund shares by shareholders of the Acquired Fund shall not constitute a material adverse change;

(k) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquired Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquired Fund’s knowledge, no such return is currently under audit and no assessment has been asserted with respect to such returns;

(l) For each taxable year of its operation (including the taxable year ending on the Closing Date), the Acquired Fund has met (or will meet) the requirements of Subchapter M of the Code for qualification as a regulated investment company, has been (or will be) eligible to and has computed (or will compute) its Federal income tax under Section 852 of the Code, and will have distributed all of its investment company taxable income and net capital gain (as defined in the Code) that has accrued through the Closing Date, and before the Closing Date will have declared dividends sufficient to distribute all of its investment company taxable income and net capital gain for the period ending on the Closing Date;

(m) All issued and outstanding shares of each class of the Acquired Fund are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquired Fund could under certain circumstances, be held personally liable for obligations of the Acquired Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act and state securities laws. All of the issued and outstanding shares of each class of the Acquired Fund will, at the time of Closing, be held by the persons and in the amounts set forth in the records of the Transfer Agent, on behalf of the Acquired Fund, as provided in paragraph 3.3. The Acquired Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any of the shares of the Acquired Fund, nor is there outstanding any security convertible into any of the Acquired Fund shares;

(n) The execution, delivery and performance of this Agreement will have been duly authorized prior to the Closing Date by all necessary action, if any, on the part of the Board of Trustees of the Trust, on behalf of the Acquired Fund, and this Agreement will constitute a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles; and

(o) The information to be furnished by the Acquired Fund for use in registration statements and other documents filed or to be filed with any Federal, state or local regulatory authority (including the Financial Industry Regulatory Authority), which may be necessary in connection with the transactions contemplated hereby, shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations thereunder applicable thereto.

4.2 The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a) The Acquiring Fund is duly organized as a series of the Trust, which is a trust duly organized, validly existing and in good standing under the laws of the State of Delaware with power under its Trust Instrument to own all of its assets and to carry on its business as it is now being conducted;

(b) The Trust is a registered investment company classified as a management company of the open-end type, and its registration with the Commission as an investment company under the 1940 Act and the registration of shares of the Acquiring Fund under the 1933 Act, is in full force and effect;

(c) No consent, approval, authorization, or order of any court or governmental authority is required for the consummation by the Acquiring Fund of the transactions contemplated herein, except such as have been obtained under the 1933 Act, the 1934 Act and the 1940 Act and such as may be required by state securities laws;

(d) The current prospectus and statement of additional information of the Acquiring Fund and each prospectus and statement of additional information of the Acquiring Fund used at all times previous to the date of this Agreement conforms or conformed at the time of its use in all material respects to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations of the Commission thereunder and does not or did not at the time of its use include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading;

(e) The Acquiring Fund is not engaged currently, and the execution, delivery and performance of this Agreement will not result, in (i) a material violation of the Trust’s Trust Instrument or of any agreement, indenture, instrument, contract, lease or other undertaking to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound, or (ii) the acceleration of any obligation, or the imposition of any penalty, under any agreement, indenture, instrument, contract, lease, judgment or decree to which the Trust, on behalf of the Acquiring Fund, is a party or by which it is bound;

(f) Except as otherwise disclosed in writing to and accepted by the Trust, on behalf of the Acquired Fund, no litigation or administrative proceeding or investigation of or before any court or governmental body is presently pending or, to its knowledge, threatened against the Trust, on behalf of the Acquiring Fund, or any of the Acquiring Fund’s properties or assets that, if adversely determined, would materially and adversely affect the Acquiring Fund’s financial condition or the conduct of the Acquiring Fund’s business. The Trust, on behalf of the Acquiring Fund, knows of no facts which might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree or judgment of any court or governmental body which materially and adversely affects the Acquiring Fund’s business or the Acquiring Fund’s ability to consummate the transactions herein contemplated;

(g) On the Closing Date, the Acquiring Fund will have good and marketable title to its assets;

(h) The audited financial statements of the Acquiring Fund at December 31, 2022 are in accordance with GAAP consistently applied, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of such date, and there are no known contingent liabilities of the Acquiring Fund as of such date not disclosed therein;

(i) Since December 31, 2022, there has not been any material adverse change in the Acquiring Fund’s financial condition, assets, liabilities, or business other than changes occurring in the ordinary course of business, or any incurrence by the Acquiring Fund of indebtedness maturing more than one year from the date such indebtedness was incurred, except as otherwise disclosed to and accepted by the Acquired Fund. For the purposes of this subparagraph (i), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change;

(j) On the Closing Date, all Federal and other tax returns, dividend reporting forms, and other tax-related reports of the Acquiring Fund required by law to have been filed by such date (including any extensions) shall have been filed and are or will be correct in all material respects, and all Federal and other taxes shown as due or required to be shown as due on said returns and reports shall have been paid or provision shall have been made for the payment thereof, and to the best of the Acquiring Fund’s knowledge no such return is currently under audit and no assessment has been asserted with respect to such returns;

(k) For each fiscal year of its operation, the Acquiring Fund has met the requirements of Subchapter M of the Code for qualification and treatment as a regulated investment company, has distributed in each such year all net investment company taxable income (computed without regard to any deduction for dividends paid) and net realized capital gains (after reduction for any capital loss carryforward) and has met the diversification requirements of the Code and the regulations thereunder;

(l) All issued and outstanding Acquiring Fund Shares of each class are, and on the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund) and have been offered and sold in every state and the District of Columbia in compliance in all material respects with applicable registration requirements of the 1933 Act. The Acquiring Fund does not have outstanding any options, warrants or other rights to subscribe for or purchase any Acquiring Fund Shares, nor is there outstanding any security convertible into any Acquiring Fund Shares;

(m) The execution, delivery and performance of this Agreement will have been fully authorized prior to the Closing Date by all necessary action, if any, on the part of the Trustees of the Trust, on behalf of the Acquiring Fund, and this Agreement will constitute a valid and binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms, subject, as to enforcement, to bankruptcy, insolvency, reorganization, moratorium and other laws relating to or affecting creditors’ rights and to general equity principles;

(n) Acquiring Fund Shares of each class to be issued and delivered to the Acquired Fund, for the account of the Acquired Fund Shareholders, pursuant to the terms of this Agreement, will on the Closing Date have been duly authorized and, when so issued and delivered, will be duly and validly issued Acquiring Fund Shares of each class, and will be fully paid and non-assessable (recognizing that, under Delaware law, it is theoretically possible that shareholders of the Acquiring Fund could, under certain circumstances, be held personally liable for obligations of the Acquiring Fund);

(o) The information to be furnished by the Acquiring Fund for use in the registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated hereby shall be accurate and complete in all material respects and shall comply in all material respects with Federal securities and other laws and regulations applicable thereto; and

(p) The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

5.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRED FUND

5.1 The Acquired Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

5.2 If necessary, the Trust will call a meeting of the shareholders of the Acquired Fund to consider and act upon this Agreement and to take all other actions necessary to obtain approval of the transactions contemplated herein.

5.3 The Acquired Fund covenants that the Acquiring Fund Shares of each class to be issued hereunder are not being acquired for the purpose of making any distribution thereof, other than in accordance with the terms of this Agreement.

5.4 The Acquired Fund shall assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the holders of the Acquired Fund’s shares of each class.

5.5 Subject to the provisions of this Agreement, the Acquired Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

5.6 As soon as is reasonably practicable after the Closing, the Acquired Fund will make a liquidating distribution to its shareholders of each class consisting of the Acquiring Fund Shares of the corresponding class received at the Closing.

5.7 The Acquired Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

5.8 The Trust, on behalf of the Acquired Fund, covenants that it will, from time to time, as and when reasonably requested by the Trust, on behalf of the Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments, and will take or cause to be taken such further action as the Trust, on behalf of the Acquiring Fund, may reasonably deem necessary or desirable in order to vest in and confirm (a) the Trust’s, on behalf of the Acquired Fund’s, title to and possession of the Acquiring Fund Shares to be delivered hereunder, and (b) the Trust’s, on behalf of the Acquiring Fund’s, title to and possession of all the assets, and to carry out the intent and purpose of this Agreement.

6.	COVENANTS OF THE TRUST ON BEHALF OF THE ACQUIRING FUND

6.1 The Acquiring Fund will operate its business in the ordinary course between the date hereof and the Closing Date except as contemplated by this Agreement.

6.2 Subject to the provisions of this Agreement, the Acquiring Fund will take, or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement.

6.3 The Acquiring Fund shall use its reasonable best efforts to fulfill or obtain the fulfillment of the conditions precedent to effect the transactions contemplated by this Agreement as promptly as practicable.

6.4 The registration statement on Form N-14 (the “Registration Statement”) which the Acquiring Fund shall have prepared and filed for the registration under the 1933 Act of the Acquiring Fund Shares to be distributed to the Acquired Fund Shareholders pursuant hereto, shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the knowledge of the parties thereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

6.5 The Acquiring Fund will use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act and such of the state blue sky or securities laws as may be necessary in order to continue its operations after the Closing Date.

7.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Trust, on behalf of the Acquired Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquiring Fund, of all the obligations to be performed by it hereunder on or before the Closing Date, and, in addition thereto, the following further conditions:

7.1 All representations and warranties of the Trust, on behalf of the Acquiring Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

7.2 The Trust, on behalf of the Acquiring Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquiring Fund on or before the Closing Date; and

7.3 The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquired Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquiring Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquired Fund shall reasonably request.

8.	CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Trust, on behalf of the Acquiring Fund, to consummate the transactions provided for herein shall be subject, at the Trust’s election, to the performance by the Trust, on behalf of the Acquired Fund, of all of the obligations to be performed by it hereunder on or before the Closing Date and, in addition thereto, the following further conditions:

8.1 All representations and warranties of the Trust, on behalf of the Acquired Fund, contained in this Agreement shall be true and correct in all material respects as of the date hereof and, except as they may be affected by the transactions contemplated by this Agreement, as of the Closing Date, with the same force and effect as if made on and as of the Closing Date;

8.2 The Trust shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, as of the Closing Date, certified by the Treasurer of the Trust;

8.3. The Trust, on behalf of the Acquired Fund, shall have performed all of the covenants and complied with all of the provisions required by this Agreement to be performed or complied with by the Trust, on behalf of the Acquired Fund, on or before the Closing Date;

8.4 The Acquired Fund shall have declared and paid a distribution or distributions prior to the Closing Date that, together with all previous distributions, shall have the effect of distributing to its shareholders (i) all of its investment company taxable income and all of its net realized capital gains, if any, for the period from the close of its last fiscal year to 4:00 p.m. Eastern time on the Closing Date; and (ii) any undistributed investment company taxable income and net realized capital gains from any period to the extent not otherwise already distributed; and

8.5 The Acquired Fund shall have delivered to the Acquiring Fund a certificate executed in the Acquired Fund’s name by its President or Vice President, and its Treasurer or Assistant Treasurer, in a form reasonably satisfactory to the Acquiring Fund, and dated as of the Closing Date, to the effect that the representations and warranties of the Acquired Fund made in this Agreement are true and correct at and as of the Closing Date, except as they may be affected by the transactions contemplated by this Agreement and as to such other matters as the Acquiring Fund shall reasonably request.

9.	FURTHER CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND AND THE ACQUIRED FUND

If any of the conditions set forth below have not been satisfied on or before the Closing Date with respect to either the Acquired Fund or the Acquiring Fund, the other party to this Agreement shall, at its option, not be required to consummate the transactions contemplated by this Agreement:

9.1 This Agreement and the transactions contemplated herein shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund, as necessary, in accordance with the provisions of the Trust’s Trust Instrument, applicable Delaware law and the 1940 Act. Notwithstanding anything herein to the contrary, neither the Acquired Fund nor the Acquiring Fund, may waive the conditions set forth in this paragraph 9.1;

9.2 On the Closing Date no action, suit or other proceeding shall be pending or, to its knowledge, threatened before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with, this Agreement or the transactions contemplated herein;

9.3 All consents of other parties and all other consents, orders and permits of Federal, state and local regulatory authorities deemed necessary by each Trust, on behalf of both the Acquiring Fund and the Acquired Fund, to permit consummation, in all material respects, of the transactions contemplated hereby shall have been obtained, except where failure to obtain any such consent, order or permit would not involve a risk of a material adverse effect on the assets or properties of the Acquiring Fund or the Acquired Fund, provided that either party hereto may for itself waive any of such conditions;

9.4 The Registration Statement shall have become effective under the 1933 Act and no stop orders suspending the effectiveness thereof shall have been issued and, to the best knowledge of the parties hereto, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act; and

9.5 The parties shall have received the opinion of Dechert LLP or such other legal counsel mutually agreed by the parties (“Special Tax Counsel”), addressed to each Trust substantially to the effect that, based upon certain facts, assumptions, and representations, the transaction contemplated by this Agreement should, for Federal income tax purposes, qualify as a tax-free reorganization described in Section 368(a) of the Code. The delivery of such opinion is conditioned upon receipt of representations Special Tax Counsel shall request of each Trust. Notwithstanding anything herein to the contrary, the Trusts may not waive the condition set forth in this paragraph 9.5.

10.	BROKERAGE FEES AND EXPENSES

10.1 Each Trust, on behalf of the Acquired Fund and the Acquiring Fund, as applicable, represents and warrants that there are no brokers or finders entitled to receive any payments in connection with the transactions provided for herein.

10.2 The expenses relating to the proposed Reorganization will be shared between the Acquired Fund and Acquiring Fund. The costs of the Reorganization shall include, but not be limited to, costs associated with obtaining any necessary order of exemption from the 1940 Act, preparation of the Registration Statement on Form N-14, printing and distributing the Acquiring Fund’s prospectus/proxy statement or information statement, legal fees, accounting fees, and securities registration fees. Notwithstanding any of the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another person of such expenses would result in the disqualification of such party as a “regulated investment company” within the meaning of Section 851 of the Code.

10.3 In the event the transactions contemplated by this Agreement are not consummated, then the officers of the Acquired Fund and Acquiring Fund, or an affiliate, shall, based on the reasons for not consummating the transaction, agree on a reasonable allocation of expenses.

11.	ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

11.1 The Trust on behalf of the Acquiring Fund and the Acquired Fund has not made any representation, warranty or covenant not set forth herein; this Agreement constitutes the entire agreement between the parties.

11.2 The representations, warranties and covenants contained in this Agreement or in any document delivered pursuant hereto or in connection herewith shall not survive the consummation of the transactions contemplated hereunder. The covenants to be performed after the Closing shall survive the Closing.

12.	TERMINATION

This Agreement may be terminated and the transactions contemplated hereby may be abandoned by either party by (i) mutual agreement of the parties, or (ii) by either party if the Closing shall not have occurred on or before August 23, 2024 unless such date is extended by mutual agreement of the parties, or (iii) by either party if the other party shall have materially breached its obligations under this Agreement or made a material and intentional misrepresentation herein or in connection herewith. In the event of any such termination, this Agreement shall become void and there shall be no liability hereunder on the part of any party or their respective Trustees or officers, except for any such material breach or intentional misrepresentation, as to each of which all remedies at law or in equity of the party adversely affected shall survive.

13.	WAIVER

The Acquiring Fund and the Acquired Fund, after consultation with their respective counsel and by mutual consent of each of their Board of Trustees, may waive any condition to their respective obligations hereunder, except the conditions set forth in paragraphs 9.1 and 9.5.

14.	AMENDMENTS

This Agreement may be amended, modified or supplemented in such manner as may be deemed necessary or advisable and mutually agreed upon in writing by the authorized officers of each Trust; provided, however, that following the meeting of the shareholders, if necessary, of the Acquired Fund called by the Trust pursuant to paragraph 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

15.	NOTICES

Any notice, report, statement or demand required or permitted by any provisions of this Agreement shall be in writing and shall be given by facsimile, personal service or prepaid or certified mail addressed to the receiving party in care of Virtus Fund Services, LLC, One Financial Plaza, Hartford, CT 06103, Attn: Counsel.

16.	HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT; LIMITATION OF LIABILITY

16.1 The Article and paragraph headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

16.2 This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

16.3 This Agreement shall be governed by and construed in accordance with the laws of the State of Delaware without regard to its principles of conflicts of laws.

16.4 This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other party. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

16.5 It is expressly agreed that the obligations of the respective parties hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of each such party personally, but shall bind only the property of the respective party, as provided in each Trust Instrument. The execution and delivery by such officers of the respective parties shall not be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the each such party as provided in each Trust Instrument.

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed by its President, Vice President or Treasurer all as of the date first written above.

[Signature page follows]

VIRTUS ASSET TRUST, on behalf of its series Virtus Seix High Yield Fund

By:	/s/ W. Patrick Bradley
Name:	W. Patrick Bradley
Title:	Executive Vice President, Chief Financial Officer & Treasurer

VIRTUS ASSET TRUST, on behalf of its series Virtus Seix High Income Fund

By:	/s/ Richard W. Smirl
Name:	Richard W. Smirl
Title:	Executive Vice President

SCHEDULE A

Acquired Fund	Acquiring Fund	Class Mapping for Reorganization

Virtus Seix High Income Fund, a series of Virtus Asset Trust Class A Class I Class R6	Virtus Seix High Yield Fund, a series of Virtus Asset Trust Class A Class I Class R6	Class A to Class A Class I to Class I Class R6 to Class R6

EXHIBIT C – FINANCIAL HIGHLIGHTS

The tables below present financial information of the Acquired Funds and the Acquiring Fund. The tables are intended to help you understand each Fund’s financial performance for past five years or since inception (if shorter). Certain information reflects financial results for a single Fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Funds (assuming reinvestment of all dividends and distributions).

This information for the High Yield Income Fund for the fiscal periods ended September 30, 2023, 2022, 2021, 2020 and 2019 was audited by PricewaterhouseCoopers LLP, the Virtus Strategy Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with further detail on the Fund’s financial statements, is included in the Virtus Strategy Trust’s most recent Annual Report, which is available upon request. This information for the High Income Fund and the Acquiring Fund for the fiscal periods ended December 31, 2022, 2021, 2020, 2019 and 2018 was audited by PricewaterhouseCoopers LLP, the Virtus Asset Trust’s independent registered public accounting firm. PricewaterhouseCoopers LLP’s report, along with further detail on the Funds’ financial statements, is included in the Virtus Asset Trust’s most recent Annual Report, which is available upon request. The information for the six months ended June 30, 2023 for the High Income Fund and Acquiring Fund have not been audited.

High Yield Income Fund

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Capital Gains Distributions Received from Underlying Funds(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Distributions from Net Realized Gains	Total Distributions	Payment from Affiliate		Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)		Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(3)
Seix High Yield Income Fund
Class A
10/1/22 to 9/30/23	$7.15	0.43	—	0.58	1.01	(0.41)	—	(0.41)	—	(7)	0.6	$7.75	14.27	%(11)	$12,680	1.14	%(15)	1.37%	5.57%	83%
10/1/21 to 9/30/22	8.97	0.37	—	(1.78)	(1.41)	(0.41)	—	(0.41)	—		(1.82)	7.15	(16.24)		12,984	1.13		1.33	4.41	51
10/1/20 to 9/30/21	8.39	0.43	—	0.58	1.01	(0.43)	—	(0.43)	—		0.58	8.97	12.2		20,763	1.13	(6)	1.14	4.93	153
10/1/19 to 9/30/20	8.91	0.42	—	(0.5)	(0.08)	(0.44)	—	(0.44)	—		(0.52)	8.39	(0.82)		20,251	1.12		1.12	4.96	143
10/1/18 to 9/30/19	8.91	0.43	—	0.01	0.44	(0.44)	—	(0.44)	—		—	8.91	5.18		26,937	1.07		1.07	4.98	70
Class C
10/1/22 to 9/30/23	$7.14	0.37	—	0.59	0.96	(0.35)	—	(0.35)	—	(7)	0.61	$7.75	13.56	%(11)	$668	1.82	%(15)	2%	4.84%	83%
10/1/21 to 9/30/22	8.95	0.31	—	(1.77)	(1.46)	(0.35)	—	(0.35)	—		(1.81)	7.14	(16.76)		1,195	1.82		1.88	3.72	51
10/1/20 to 9/30/21	8.38	0.37	—	0.56	0.93	(0.36)	—	(0.36)	—		0.57	8.95	11.32		2,255	1.86	(6)	1.89	4.21	153
10/1/19 to 9/30/20	8.89	0.36	—	(0.49)	(0.13)	(0.38)	—	(0.38)	—		(0.51)	8.38	(1.41)		3,880	1.81		1.81	4.26	143
10/1/18 to 9/30/19	8.9	0.37	—	—	0.37	(0.38)	—	(0.38)	—		(0.01)	8.89	4.33		4,880	1.76		1.76	4.28	70
Class P
10/1/22 to 9/30/23	$6.79	0.44	—	0.55	0.99	(0.44)	—	(0.44)	—	(7)	0.55	$7.34	14.76	%(11)	$3,587	0.84	%(15)	1.09%	5.94%	83%
10/1/21 to 9/30/22	8.54	0.37	—	(1.69)	(1.32)	(0.43)	—	(0.43)	—		(1.75)	6.79	(15.97)		1,561	0.81		0.9	4.73	51
10/1/20 to 9/30/21	8.01	0.44	—	0.54	0.98	(0.45)	—	(0.45)	—		0.53	8.54	12.47		4,196	0.85		0.95	5.2	153
10/1/19 to 9/30/20	8.53	0.43	—	(0.48)	(0.05)	(0.47)	—	(0.47)	—		(0.52)	8.01	(0.46)		10,113	0.8		0.8	5.28	143
10/1/18 to 9/30/19	8.55	0.44	—	0.01	0.45	(0.47)	—	(0.47)	—		(0.02)	8.53	5.56		12,128	0.73		0.73	5.31	70
Institutional
10/1/22 to 9/30/23	$6.81	0.43	—	0.55	0.98	(0.43)	—	(0.43)	—	(7)	0.55	$7.36	14.65	%(11)	$14,997	0.85	%(15)	1.1%	5.85%	83%
10/1/21 to 9/30/22	8.57	0.37	—	(1.7)	(1.33)	(0.43)	—	(0.43)	—		(1.76)	6.81	(16.02)		16,713	0.84		0.99	4.66	51
10/1/20 to 9/30/21	8.04	0.44	—	0.54	0.98	(0.45)	—	(0.45)	—		0.53	8.57	12.43		42,666	0.87		0.88	5.19	153
10/1/19 to 9/30/20	8.56	0.43	—	(0.48)	(0.05)	(0.47)	—	(0.47)	—		(0.52)	8.04	(0.5)		51,920	0.83		0.83	5.22	143
10/1/18 to 9/30/19	8.58	0.44	—	0.01	0.45	(0.47)	—	(0.47)	—		(0.02)	8.56	5.48		77,365	0.79		0.79	5.25	70
Administrative Class
10/1/22 to 9/30/23	$6.76	0.41	—	0.56	0.97	(0.42)	—	(0.42)	—	(7)	0.55	$7.31	14.57	%(11)	$123	1.02	%(15)	1.3%	5.69%	83%
10/1/21 to 9/30/22	8.52	0.35	—	(1.68)	(1.33)	(0.43)	—	(0.43)	—		(1.76)	6.76	(16.19)		114	1.01	(6)(14)	0.88	4.47	51
10/1/20 to 9/30/21	8.02	0.74	—	0.4	1.14	(0.64)	—	(0.64)	—		0.5	8.52	14.6		111	1		2.16	8.73	153
10/1/19 to 9/30/20	8.54	0.42	—	(0.48)	(0.06)	(0.46)	—	(0.46)	—		(0.52)	8.02	(0.63)		26	1		1	5.14	143
10/1/18 to 9/30/19	8.44	0.43	—	0.03	0.46	(0.36)	—	(0.36)	—		0.1	8.54	5.6		24	0.94		0.94	5.1	70

Footnote Legend:

(1)	Calculated using average shares outstanding.
(2)	Sales charges, where applicable, are not reflected in the total return calculation.
(3)	Not annualized for periods less than one year.
(4)	Annualized for periods less than one year.

(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	See Note 4D in Notes to Financial Statements for information on recapture of expenses previously reimbursed and/or waived.
(7)	Amount is less than $0.005 per share.
(8)	Due to a change in expense cap, the ratio shown is a blended expense ratio
(9)	Inception date.
(10)	Portfolio turnover is representative of the Fund for the entire period.
(11)	Payment from affiliate had no impact on total return.
(12)	Payments from affiliates increased the end of period net asset value and total return by less than $0.01 and 0.01%, respectively.
(13)	Includes interest expense on borrowings.
(14)	The share class is currently under its expense limitation.
(15)	Inclusive of excise tax expense of 0.02% for the year ended September 30, 2023.

High Income Fund and Acquiring Fund

VIRTUS ASSET TRUST

FINANCIAL HIGHLIGHTS (Continued)

SELECTED PER SHARE DATA AND RATIOS FOR A SHARE OUTSTANDING

THROUGHOUT EACH PERIOD

	Net Asset Value, Beginning of Period	Net Investment Income (Loss)(1)	Net Realized and Unrealized Gain (Loss)	Total from Investment Operations	Dividends from Net Investment Income	Return of Capital	Distributions from Net Realized Gains	Total Distributions	Payments from Affiliates	Change in Net Asset Value	Net Asset Value, End of Period	Total Return(2)(3)	Net Assets, End of Period (in thousands)	Ratio of Net Expenses to Average Net Assets(4)(5)		Ratio of Gross Expenses to Average Net Assets(4)(5)	Ratio of Net Investment Income (Loss) to Average Net Assets(4)	Portfolio Turnover Rate(2)
Seix High Income Fund
Class A
1/1/23 to 6/30/23(6)	$5.42	0.17	0.13	0.30	(0.17)	—	—	(0.17)	—	0.13	$5.55	5.54%	$15,909	0.93%		1.17%	6.09%	33%
1/1/22 to 12/31/22	6.45	0.31	(1.03)	(0.72)	(0.31)	—	—	(0.31)	—	(1.03)	5.42	(11.31)	13,158	0.95	(7)	1.18	5.38	70
1/1/21 to 12/31/21	6.46	0.30	(0.01)	0.29	(0.30)	—	—	(0.30)	—	(0.01)	6.45	4.52	17,612	0.93		1.14	4.65	103
1/1/20 to 12/31/20	6.33	0.31	0.13	0.44	(0.31)	—	—	(0.31)	—	0.13	6.46	7.48	20,133	0.93	(13)	1.16	5.14	201
1/1/19 to 12/31/19	5.96	0.32	0.37	0.69	(0.32)	—	—	(0.32)	—	0.37	6.33	11.67	25,338	0.98	(13)	1.13	5.03	113
1/1/18 to 12/31/18	6.53	0.36	(0.57)	(0.21)	(0.36)	—	—	(0.36)	—	(0.57)	5.96	(3.42)	14,327	1.03		1.11	5.56	77
Class I
1/1/23 to 6/30/23(6)	$5.41	0.17	0.13	0.30	(0.17)	—	—	(0.17)	—	0.13	$5.54	5.68%	$113,315	0.68%		0.93%	6.37%	33%
1/1/22 to 12/31/22	6.44	0.32	(1.03)	(0.71)	(0.32)	—	—	(0.32)	—	(1.03)	5.41	(11.12)	118,562	0.70	(7)	0.93	5.62	70
1/1/21 to 12/31/21	6.45	0.32	(0.02)	0.30	(0.31)	—	—	(0.31)	—	(0.01)	6.44	4.78	179,018	0.68		0.89	4.90	103
1/1/20 to 12/31/20	6.33	0.32	0.13	0.45	(0.33)	—	—	(0.33)	—	0.12	6.45	7.58	203,543	0.68	(13)	0.92	5.38	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.33)	—	—	(0.33)	—	0.38	6.33	12.12	234,101	0.74	(13)	0.90	5.29	113
1/1/18 to 12/31/18	6.52	0.37	(0.57)	(0.20)	(0.37)	—	—	(0.37)	—	(0.57)	5.95	(3.20)	264,435	0.80		0.88	5.87	77
Class R6
1/1/23 to 6/30/23(6)	$5.41	0.18	0.13	0.31	(0.18)	—	—	(0.18)	—	0.13	$5.54	5.72%	$6,245	0.59%		0.79%	6.47%	33%
1/1/22 to 12/31/22	6.44	0.33	(1.04)	(0.71)	(0.32)	—	—	(0.32)	—	(1.03)	5.41	(11.04)	6,718	0.60	(7)	0.78	5.69	70
1/1/21 to 12/31/21	6.45	0.32	(0.01)	0.31	(0.32)	—	—	(0.32)	—	(0.01)	6.44	4.87	11,255	0.59		0.75	4.98	103
1/1/20 to 12/31/20	6.32	0.33	0.13	0.46	(0.33)	—	—	(0.33)	—	0.13	6.45	7.85	9,137	0.59	(13)	0.77	5.39	201
1/1/19 to 12/31/19	5.95	0.33	0.38	0.71	(0.34)	—	—	(0.34)	—	0.37	6.32	12.08	36,912	0.61	(13)	0.76	5.30	113
1/1/18 to 12/31/18	6.52	0.38	(0.57)	(0.19)	(0.38)	—	—	(0.38)	—	(0.57)	5.95	(3.05)	4,927	0.64		0.75	6.03	77

Seix High Yield Fund
Class A
1/1/23 to 6/30/23(6)	$7.27	0.21	0.17	0.38	(0.21)	—	—	(0.21)	—	0.17	$7.44	5.31%	$10,989	0.82%		1.09%	5.81%	32%
1/1/22 to 12/31/22	8.56	0.38	(1.29)	(0.91)	(0.38)	—	—	(0.38)	—	(1.29)	7.27	(10.70)	11,178	0.84	(7)	1.04	4.99	66
1/1/21 to 12/31/21	8.59	0.34	(0.03)	0.31	(0.34)	—	—	(0.34)	—	(0.03)	8.56	3.69	18,370	0.82		1.01	4.01	93
1/1/20 to 12/31/20	8.19	0.37	0.40	0.77	(0.37)	—	—	(0.37)	—	0.40	8.59	9.86	11,608	0.82		1.05	4.54	182
1/1/19 to 12/31/19	7.62	0.38	0.57	0.95	(0.38)	—	—	(0.38)	—	0.57	8.19	12.64	4,623	0.82		1.04	4.70	98
1/1/18 to 12/31/18	8.21	0.43	(0.59)	(0.16)	(0.43)	—	—	(0.43)	—	(0.59)	7.62	(2.07)	2,910	0.82		1.02	5.32	59
Class I
1/1/23 to 6/30/23(6)	$7.46	0.23	0.17	0.40	(0.23)	—	—	(0.23)	—	0.17	$7.63	5.34%	$193,551	0.64%		0.77%	5.98%	32%
1/1/22 to 12/31/22	8.78	0.40	(1.32)	(0.92)	(0.40)	—	—	(0.40)	—	(1.32)	7.46	(10.51)	208,171	0.65	(7)	0.77	5.12	66
1/1/21 to 12/31/21	8.81	0.37	(0.03)	0.34	(0.37)	—	—	(0.37)	—	(0.03)	8.78	3.88	430,620	0.64		0.73	4.21	93
1/1/20 to 12/31/20	8.41	0.40	0.40	0.80	(0.40)	—	—	(0.40)	—	0.40	8.81	9.93	362,138	0.64		0.76	4.81	182
1/1/19 to 12/31/19	7.82	0.41	0.58	0.99	(0.40)	—	—	(0.40)	—	0.59	8.41	12.91	292,284	0.64		0.77	4.93	98
1/1/18 to 12/31/18	8.41	0.45	(0.58)	(0.13)	(0.46)	—	—	(0.46)	—	(0.59)	7.82	(1.70)	286,931	0.64		0.76	5.53	59
Class R6
1/1/23 to 6/30/23(6)	$7.46	0.23	0.18	0.41	(0.23)	—	—	(0.23)	—	0.18	$7.64	5.54%	$40,533	0.53%		0.67%	6.10%	32%
1/1/22 to 12/31/22	8.78	0.42	(1.33)	(0.91)	(0.41)	—	—	(0.41)	—	(1.32)	7.46	(10.41)	40,199	0.55	(7)	0.67	5.45	66
1/1/21 to 12/31/21	8.81	0.38	(0.03)	0.35	(0.38)	—	—	(0.38)	—	(0.03)	8.78	4.00	19,943	0.53		0.64	4.32	93
1/1/20 to 12/31/20	8.41	0.41	0.40	0.81	(0.41)	—	—	(0.41)	—	0.40	8.81	10.05	11,850	0.53		0.67	4.92	182
1/1/19 to 12/31/19	7.82	0.40	0.60	1.00	(0.41)	—	—	(0.41)	—	0.59	8.41	13.03	5,645	0.53		0.67	4.89	98
1/1/18 to 12/31/18	8.42	0.44	(0.58)	(0.14)	(0.46)	—	—	(0.46)	—	(0.60)	7.82	(1.74)	1,009	0.53		0.64	5.31	59

Footnote Legend:

(1)	Calculated using average shares outstanding.
(2)	Not annualized for periods less than one year.
(3)	Sales charges, where applicable, are not reflected in the total return calculation.
(4)	Annualized for periods less than one year.
(5)	The Funds will also indirectly bear their prorated share of expenses of any underlying funds in which they invest. Such expenses are not included in the calculation of this ratio.
(6)	Unaudited.
(7)	Net expense ratio includes extraordinary proxy expenses.

(8)	Inception date.
(9)	Portfolio turnover is representative of the Fund for the entire period.
(10)

Ratio of total expenses excluding interest expense on borrowings for the six months ended June 30, 2023 were 0.93% (Class A), 1.51% (Class C), 0.61% (Class I) and 0.51% (Class R6), for the year ended December 31, 2022 were 0.96% (Class A), 1.54% (Class C), 0.64% (Class I) and 0.54% (Class R6), for the year ended December 31, 2021 were 0.93% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6) and the years ended December 31, 2020 and 2019 were 0.94% (Class A), 1.52% (Class C), 0.62% (Class I) and 0.52% (Class R6).

(11)	The share class is currently under its expense limitation.
(12)	See Note 4D in the Notes to Financial Statements for information on recapture of expenses previously reimbursed.
(13)	Due to a change in expense cap, the ratio shown is a blended expense ratio.
(14)	Amount is less than $0.005 per share.
(15)	Class A commenced operations on July 24, 2018.

STATEMENT OF ADDITIONAL INFORMATION

Acquisition of Assets of

VIRTUS SEIX HIGH YIELD INCOME FUND

a series of

VIRTUS STRATEGY TRUST

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

And

VIRTUS SEIX HIGH INCOME FUND

a series of

VIRTUS ASSET TRUST

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

By and In Exchange For Shares of

VIRTUS SEIX HIGH YIELD FUND

a series of

VIRTUS ASSET TRUST

101 Munson Street

Greenfield, Massachusetts 01301

(800) 243-1574

This Statement of Additional Information, dated January 29, 2024, relating specifically to the proposed transfer of the assets and liabilities of Virtus Seix High Yield Income Fund (“High Yield Income Fund”), a series of Virtus Strategy Trust, and Virtus Seix High Income Fund (“High Income Fund”), a series of Virtus Asset Trust, (each, an “Acquired Fund,” and together, the “Acquired Funds”), to Virtus Seix High Yield Fund (the “Acquiring Fund”), a series of Virtus Asset Trust (together with Virtus Strategy Trust, the “Trusts”), in exchange for Class A, Class I and Class R6 shares of beneficial interest, no par value, of the Acquiring Fund (to be issued to holders of shares of the Acquired Funds) (the “Reorganization”), consists of the information set forth below pertaining to each Acquired Fund and the Acquiring Fund and the following described documents, each of which is incorporated by reference herein:

(1)	the Statement of Additional Information of the Virtus Strategy Trust relating to the High Yield Income Fund, dated January 29, 2024, as supplemented;

(2)	the Statement of Additional Information of the Virtus Asset Trust relating to the High Income Fund and the Acquiring Fund, dated April 28, 2023, as supplemented;

(3)	Annual Report of the Virtus Strategy Trust relating to the High Yield Income Fund for the year ended September 30, 2023;

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(4)	Annual Report of the Virtus Asset Trust relating to the High Income Fund and the Acquiring Fund for the year ended December 31, 2022; and

(5)	Semi-Annual Report of the Virtus Asset Trust relating to the High Income Fund and the Acquiring Fund for the period ended June 30, 2023.

This Statement of Additional Information, which is not a prospectus, supplements, and should be read in conjunction with, the Prospectus/Information Statement of the Acquired Funds and the Acquiring Fund dated January 29, 2024. A copy of the Prospectus/Information Statement may be obtained without charge by calling or writing to the Trusts at the telephone number or address set forth above.

SUPPLEMENTAL FINANCIAL INFORMATION

A table showing the fees of each Acquired Fund and the Acquiring Fund, and the fees and expenses of each Acquiring Fund on a pro forma basis after giving effect to the Reorganization, is included in the sub-section entitled “How do the Funds’ fees and expenses compare?” of the Prospectus/Information Statement.

The Reorganization will not result in a material change to the Acquired Funds’ investment portfolio due to the investment restrictions of the Acquiring Fund. As a result, a schedule of investments of each Acquired Fund modified to show the effects of the Reorganization is not required and is not included. Notwithstanding the foregoing, changes may be made to each Acquiring Fund’s investment portfolio following the Reorganization.

The Acquiring Fund will be the surviving fund for accounting purposes. There are no material differences in accounting policies of the Acquiring Fund as compared to those of the Acquired Funds.

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